UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number          811-03790
                                  ----------------------------------------------


                               Quantitative Group of Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               55 Old Bedford Road, Lincoln, Massachusetts 01773
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Elizabeth A. Watson 55 Old Bedford Road, Lincoln, Massachusetts 01773
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:      (781) 259-1144
                                                   -----------------------------

Date of fiscal year end:       03/31
                        ------------------

Date of reporting period:     3/31/2004
                         -----------------

Item 1.  Report to Shareholders



                              Q U A N T  F U N D S
[LOGO] ANNUAL
        REPORT
M A R C H  3 1 ,  2 0 0 4

                                                 U.S. EQUITY FUNDS

                                                    Quant Small Cap Fund

                                                    Quant Mid Cap Fund

                                                    Quant Growth and Income Fund


                                                 INTERNATIONAL EQUITY FUNDS

                                                    Quant Emerging Markets Fund

                                                    Quant Foreign Value Fund

QUANT FUNDS [LOGO]
--------------------------------------------------------------------------------

May 31, 2004

Dear Fellow Shareholder:

     We are pleased to provide you with the Annual Report of the Quant Funds for the twelve-month period ended March 31, 2004. This report is to update you on recent market conditions and the performance of the Quant Funds. Please reference the investment profile located in this Annual Report for detailed information on each of the Quant Funds.

     After experiencing the worst bear market in more than 20 years, the U.S. stock market turned the corner toward recovery in March 2002 and continued to post positive returns during 2003 and into the first quarter of 2004. Many foreign markets also performed well during 2003. Strong growth of the U.S. economy in 2003 triggered concerns about the possibility of inflation. The Federal Reserve responded to this by announcing at its April 2004 meeting that interest rate increases are likely during 2004. While management believes that changing economic and political factors like rising interest rates, rising energy prices, the level of job growth and the upcoming presidential election will present challenges in 2004, we believe market performance is likely to continue to improve, but at a slower pace than in 2003.

     Our positive outlook for 2004 is tempered by many factors that could dampen performance. For example, threats of terrorism are still very real and market response to any new terrorist activity is difficult to predict. In addition, continued scrutiny--both in the U.S. and in the rest of the world--of accounting and sales practices may result in the negative performance of individual stocks, sectors and industries.

     We always welcome your comments and feedback. Please feel free to email us at feedback@quantfunds.com or call us 1-800-326-2151 with any questions or assistance on your account. We look forward to sharing another promising year with you and we thank you for your continued confidence in Quant Funds.

Sincerely,

/s/ Willard Umphrey

Willard Umphrey
Chief Executive Officer
President

       55 Old Bedford Road, Lincoln, MA 01773 [bullet] voice 800-326-2151
             [bullet] fax 781-259-1166 [bullet] www.QuantFunds.com
  [bullet] Distributed by U.S. Boston Capital Corp. [bullet] Member NASD, SIPC

[LOGO] QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

[LOGO] QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

=====================
INVESTMENT COMMENTARY
=====================

[LOGO] The market favored Management's approach to small cap investing and the Fund managed to produce excellent results relative to its benchmark, the Russell 2000 Index. After a year where the most expensive stocks performed the best, valuation reasserted its importance as an investment tool once again. Low price/earnings and lower price/book stocks outperformed the entire Index. Similarly, the very smallest stocks in the Index, those with market capitalizations under $200 milion underperformed relative to the Index. In contrast to last year when the smallest stocks led the market in the explosive rally phase.

[LOGO] Management's stock selection was particularly good in the technology and financial sectors. Two of our bigger winners, Ventas, Inc. (4.50%) and Ask Jeeves, Inc. (0.97%), demonstrate the diversity of our portfolio. Ask Jeeves, Inc. is an internet search site that is benefiting from an increased market for internet advertising. Ventas, Inc. is a nursing home real estate investment trust which combines cash flow growth and a high current dividend yield. Another honorable mention belongs to MGI Pharma, Inc. (1.92%), which is a manufacturer of raw compounds to the bio-tech industry.

[LOGO] Management continues to be impressed by the strength of earnings prospects for the companies the Fund owns and believes the upcoming earnings season may be very strong. While the overall market valuations are not cheap, management will continue to look for opportunities that have strong earnings prospects and reasonable valuations. Political and international uncertainty may cause volatility but we continue to believe that the macro events may provide strong buying opportunities.

---------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE       1Q04     Calendar YTD  One Year   Five Year   Ten Year   Since Inception
                       (at NAV)     (at NAV)    (at POP)    (at POP)   (at POP)       (at POP)
---------------------------------------------------------------------------------------------------
Quant Small Cap Fund     9.51%        9.51%      58.61%      10.76%     10.99%    14.23% (8/03/92)
Russell 2000 Index       6.26%        6.26%      63.83%       9.66%     10.44%    11.59% (8/03/92)*

--------------------------------------------------------------------------------
          VALUE OF $10,000 INVESTED IN QUANT SMALL CAP (QSC) ORDINARY
                            SHARES VS. RUSSELL 2000
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

             QSC              R2K
          Val $10K         Val $10K
------------------------------------
1994
           10,000           10,000
            9,198            9,611
           10,346           10,278
           10,404           10,086
1995
           11,025           10,551
           12,064           11,539
           14,079           12,679
           14,041           12,955
1996
           14,801           13,620
           16,197           14,301
           17,193           14,350
           17,318           15,223
1997
           15,057           14,436
           17,740           16,776
           20,193           19,272
           18,567           18,626
1998
           20,747           20,500
           19,617           19,545
           15,678           15,606
           18,637           18,116
1999
           17,018           17,134
           18,777           19,798
           18,592           18,547
           24,606           21,967
2000
           28,929           23,523
           27,659           22,633
           29,559           22,885
           26,462           21,303
2001
           23,575           19,916
           26,882           22,780
           22,508           18,044
           25,864           21,850
2002
           25,272           22,720
           21,843           20,822
           18,481           16,366
           18,309           17,375
2003
           17,906           16,595
           21,015           20,481
           23,087           22,341
           26,197           25,585
2004
           28,401           27,186

--------------------------------------------------------------------------------
                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                    USBNX      (Ordinary)
                                 QBNAX (Institutional)

Number of Companies              60

Median Market Cap                $1.2 billion

Price to Book                    2.7

Price to Earnings                17.1

Assets Under Management          $78 million

* For comparative purposes, the value of the Russell 2000 Index on 9/30/92 is used as the beginning value for 8/3/92.

The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as a representative of the genral market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past perfance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at the Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the Fund, which carry a 12b-1 fee and a deferred sales charge. Institutional Shares of the Fund are available to qualified purchasers without a 12b-1 fee. The one year, five year, ten year, and since inception (1/6/93) returns for Institutional Shares are 61.02%, 11.55%, 11.66%, 12.93%. respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charege of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distrubuted by the U.S. Boston Capital Corporation, Member NASD, SIPC

[LOGO] QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

[Robert von Pentz photo]

The Quant Small Cap Fund* is a small company fund that seeks investment opportunities among companies with smaller market capitalization or larger companies with higher than average expected earnings growth rates. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Mr. von Pentz has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico. The Fund is also managed by Rhys Williams who joined Columbia Partners in 1997.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Ventas Inc.                                                          4.50
Entertainment Properties Trust                                       4.26
Crown Castle International Corporation                               3.52
E*TRADE Group, Inc.                                                  3.38
Chesapeake Energy Corporation                                        3.19
Toll Brothers, Inc.                                                  3.03
Waste Connections, Inc.                                              3.01
RenaissanceRe Holdings Ltd.                                          2.67
Take-Two Interactive Software Inc.                                   2.44
Stein Mart, Inc.                                                     2.30

*Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. All securities referenced above were held in the portfolio as of 03/31/2004. There is no guarantee that such securities will continue to be viewed as favorable or held in the Fund's portfolio.

--------------------------------------------------------------------------------
                               SECTOR ALLOCATION
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Basic Materials                                                            4.94%
Utilities                                                                  3.52%
Technology                                                                21.95%
Health Care                                                                7.19%
Financials                                                                21.71%
Cash and Other Assets (Net)                                                4.45%
Capital Goods                                                              4.89%
Consumer Cyclicals                                                        25.92%
Energy                                                                     5.43%

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the Russell 2000 Index.

[LOGO] QUANT MID CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

=====================
INVESTMENT COMMENTARY
=====================

[LOGO] In keeping with the recent market theme, smaller is better, mid cap stocks faired reasonably well in the first quarter of 2004 outperforming their large cap brethren but lagging the small cap market. The first quarter was a bit challenging for the Fund. While the Fund's earnings were positive it did not keep up with the mid cap benchmarks.

[LOGO] Management has witnessed a pattern over the past several quarters as market psychology shifts regarding the prospects for earnings and interest rates. In the fourth quarter of 2003 the market favored economically sensitive stocks as the economic reports were quite positive. The first quarter of 2004 reversed that trend as the focus moved toward the lack of job creation with interest sensitive stocks leading the market. As we move into the second quarter of 2004 we are witnessing another reversal as economic activity seems to be accelerating and rates rising. Remaining nimble and taking profits when they present themselves will be important to good stock selection for the balance of this election year.

[LOGO] While the Fund had some very strong stocks in the first quarter of 2004, most notably Sepracor, Inc. (1.49%) which had its insomnia drug, Estorra, approved with a favorable label and surged 100%. The shares of technology companies McData Corp. (0.92%) and Maxtor Corp. (0.76%) both declined due to capacity and product transition issues hurting overall results. During the first quarter of 2004, Management modestly increased the Fund's emphasis on healthcare and consumer stocks while reducing it's holdings in the financial sector.

[LOGO] In general, Management believes the Fund has been further diversified and the overall risk in the portfolio has been reduced. Management, while remaining generally positive, believes the large gains of the past year may be behind us. The Fund's largest single overweighted sector is healthcare as Management has added a number of stocks with strong prospects that Management believes are independent of overall market and economic conditions.

---------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE       1Q04     Calendar YTD  One Year   Three Year  Five Year   Since Inception
                       (at NAV)     (at NAV)    (at POP)    (at POP)   (at POP)       (at POP)
---------------------------------------------------------------------------------------------------
Quant Mid Cap Fund       1.82%        1.82%      44.06%      -1.48%      2.93%    11.40% (3/20/95)
S&P 400 Index            5.07%        5.07%      49.10%      10.71%     11.76%    15.79% (3/20/95)*

--------------------------------------------------------------------------------
  VALUE OF $10,000 INVESTED IN QUANT MID CAP (QMC) ORDINARY SHARES VS. S&P 400
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

            QMC               S&P 400
          Val $10K           Val $10K
-------------------------------------
1995       10,000             10,000
           10,120             10,132
           11,120             11,016
           12,270             12,091
           12,665             12,262
1996
           13,460             13,018
           14,204             13,391
           14,827             13,781
           16,142             14,616
1997
           15,812             14,398
           18,200             16,515
           21,671             19,170
           20,761             19,330
1998
           23,233             21,460
           23,205             21,000
           19,397             17,962
           23,428             23,025
1999
           22,983             21,556
           25,957             24,608
           24,023             22,541
           30,663             26,416
2000
           39,393             29,768
           34,571             28,786
           37,717             32,284
           33,135             31,041
2001
           27,770             27,698
           29,772             31,343
           23,044             26,152
           27,878             30,857
2002
           27,817             32,931
           23,397             29,865
           18,479             24,922
           19,761             26,375
2003
           18,439             25,204
           21,954             29,648
           23,732             31,601
           26,089             35,769
2004
           26,564             37,583

--------------------------------------------------------------------------------
                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol               QNIIX      (Ordinary)
                            QNIAX (Institutional)
Number of Companies         72
Median Market Cap           $2.9 billion
Price to Book               3.2
Price to Earnings           16.9
Assets Under Management     $10.4 million

* For comparative purposes, the value of the S&P 400 Index on 3/31/95 is used as the beginning value for 3/20/95.

The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP").reflect the average annual returns of Ordinary Shares of the Fund, which carry a 12b-1 fee of 25bp. Institutional Shares of the Fund are available to qualified purchasers without a 12b-1 fee. The Quant Mid Cap Fund does not have a 1% deferred sales charge. The one year, three year, five year and since inception (4/17/95) returns for Institutional Shares are 44.37%, -1.24%, 3.30%, and 11.43%. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[LOGO] QUANT MID CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

[Robert von Pentz]

The Quant Mid Cap* Fund seeks investment opportunities among companies with medium market capitalizations. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and have the potential to produce higher sales and earnings growth rates than larger, more established companies.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Mr. von Pentz has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Mueller Industries, Inc.                                              2.21
Dean Foods Company                                                    2.02
Liz Claiborne, Inc.                                                   1.98
Watson Pharmaceuticals, Inc.                                          1.90
KB Home                                                               1.80
Del Monte Foods Company                                               1.80
Whole Foods Market, Inc.                                              1.79
Aon Corporation                                                       1.79
Moody's Corporation                                                   1.72
P.F. Chang's China Bistro, Inc.                                       1.69

*Mid Cap stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Mid Cap stocks may therefore be more vulnerable to adverse developments than those of larger companies. All securities referenced above were held in the portfolio as of 03/31/2004. There is no guarantee that such securities will continue to be viewed as favorable or held in the Fund's portfolio.

--------------------------------------------------------------------------------
                               SECTOR ALLOCATION
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Basic Materials                                                            1.79%
Cash and Other Assets (Net)                                                2.39%
Utilities                                                                  3.58%
Technology                                                                18.87%
Health Care                                                               16.94%
Financials                                                                17.50%
Capital Goods                                                              3.74%
Consumer Cyclical                                                         25.55%
Consumer Staples                                                           5.61%
Energy                                                                     4.03%

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the S&P400 Index.

[LOGO] QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

=====================
INVESTMENT COMMENTARY
=====================

[LOGO] The Fund outperformed the S&P 500 Index return of 1.69% by approximately 0.49% for the first quarter of 2004. Our investment process incorporates perspectives on valuation, quality and sentiment. Performance of these factors was generally positive for the first quarter of 2004. The earnings-to-price and cash flow factors were particularly strong predictors of stock price appreciation.

[LOGO] The Fund's out performance during the first quarter of 2004 was driven by strong stock selection, with health care and consumer discretionary names leading the charge. Technology names dampened returns, however, overall gains outweighed these detractions. From the health care sector, UnitedHealth Group Inc. (3.67%) and Anthem Inc. (2.11%), which rose 11% and 21%, respectively, were attractive holdings. Both of these health care benefit providers were overweight as a result of having strong balance sheets, positive cash flow and improving analysts' earnings forecasts. Diversified retailers like May Department Stores Company (1.47%) and Federated Department Stores, Inc. (0.87%) also bolstered performance. May Department Stores, owner of Lord & Taylor and Hecht's, gained 20% after announcing that fourth quarter of 2003 profit increased 10%, increasing sales for the first time in seven quarters. Federated Department Stores, rose 15% resulting from the combination of better than expected January same-store sales and increasing fourth quarter of 2003 earnings guidance.

[LOGO] Risks of heightened terrorism, market-unfriendly campaign rhetoric, and an unexpected slowdown in the Asian economy may keep markets subdued as we proceed into the second quarter of 2004. Management believes equities may be able to build on their positive year-to-date returns. As always, the positions in the Quant Growth and Income Fund are driven by stock selection, and Management is presently looking at attractive investment opportunities in the materials, energy and technology areas. Hence, the Fund believes it is well positioned to continue to find advantageous opportunities in a variety of areas.

-------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE           1Q04     Calendar YTD  One Year   Five Year   Ten Year   Since Inception
                           (at NAV)     (at NAV)    (at POP)    (at POP)   (at POP)       (at POP)
-------------------------------------------------------------------------------------------------------
Quant Growth & Income Fund   2.18%        2.18%      25.97%      -2.54%      9.42%    11.42% (5/6/85)
S&P 500 Index                1.69%        1.69%      35.12%      -1.20%     11.68%    12.65% (5/6/85)*

--------------------------------------------------------------------------------
             VALUE OF $10,000 INVESTED IN QUANT GROWTH INCOME (QGI)
                           ORDINARY SHARES VS. S&P 500
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

             QGI          S&P 500
          Val $10K       Val $10K
---------------------------------
1994
           10,000         10,000
            9,950         10,042
           10,455         10,533
           10,372         10,531
1995
           11,276         11,556
           12,172         12,659
           13,010         13,666
           13,427         14,488
1996
           13,777         15,266
           14,335         15,952
           14,637         16,445
           15,953         17,814
1997
           16,252         18,292
           19,391         21,487
           22,275         23,095
           21,803         23,758
1998
           24,626         27,072
           25,121         27,965
           22,948         25,183
           28,242         30,546
1999
           27,991         32,071
           29,189         34,332
           28,833         32,189
           39,856         36,979
2000
           42,394         37,826
           40,822         36,820
           39,005         36,463
           33,143         33,611
2001
           27,472         29,625
           29,282         31,358
           23,572         26,755
           27,151         29,615
2002
           26,255         29,698
           22,524         25,718
           19,485         21,274
           20,586         23,070
2003
           19,547         22,343
           21,648         25,782
           21,994         26,465
           24,341         29,688
2004
           24,623         30,190

--------------------------------------------------------------------------------
                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                   USBOX      (Ordinary)
                                QGIAX (Institutional)
Number of Companies             66
Price to Book                   2.75
Price to Earnings               18.28
Assets Under Management         $44.2 million

* For comparative purposes, the value of the S&P 500 Index on 6/30/85 is used as the beginning value for 5/6/85.

The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the Fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% deferred sales charge. Institutional Shares of the Fund are available to qualified purchasers without a 12b-1 fee. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional Shares of the Fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year, five year, ten year and since inception (3/25/91) returns for Institutional Shares are 27.78%, -1.84%, 10.09%, and 9.88%, respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[LOGO] QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

[Michael Caplan, CFA Photo]

The Quant Growth and Income Fund, created in 1985, seeks long-term growth of capital and income by investing primarily in the common stocks of larger companies with equity capital that are currently paying dividends. The Fund is designed to be a core large cap common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Fund employs a conservative equity investment strategy that makes it well suited for longer-term investors seeking a domestic stock fund.

Investment Process The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

Buy and Sell Discipline Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multifactor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends and asset values, which are compared to the current price of stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

Management The Fund is managed by a team of analysts at SSgA Funds Management, Inc. located in Boston, Massachusetts. The lead portfolio manager is Michael Caplan, CFA.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
UnitedHealth Group Inc.                                              3.67
Kerr-McGee Corporation                                               3.26
Microsoft Corporation                                                3.23
Sprint FON Group                                                     3.11
Radio Shack Corporation                                              2.99
BellSouth Corporation                                                2.92
Sprint PCS Group                                                     2.92
Amazon.com, Inc.                                                     2.89
Lehman Brothers Holdings Inc.                                        2.79
Federal National Mortgage Association                                2.76

--------------------------------------------------------------------------------
                               SECTOR ALLOCATION
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Cash and Other Assets (Net)                                                0.14%
Utilities                                                                  3.06%
Telecommunication Services                                                 9.47%
Materials                                                                  1.08%
Information Technology                                                    18.24%
Industrials                                                                3.38%
Health Care                                                               11.23%
Consumer Discretionary                                                    13.25%
Consumer Staples                                                           5.08%
Energy                                                                     9.98%
Financials                                                                25.09%

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the S&P 500 Index.

[LOGO] QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

[LOGO] The Fund returned 10.14% for the first quarter of 2004, exceeding the Morgan Stanley Emerging Markets Index return of 9.72% by 0.42%. On a trailing 12-month basis, the Fund returned 106.10% versus an Index return of 82.16%.

[LOGO] As expected, value added over the last year was virtually all from stock selection. The Fund benefited from the characteristics of the stocks it owns. The stocks that the Fund owns tend to have a value orientation and on average have a smaller capitalization than the Index.

[LOGO] The stocks that performed the best in the portfolio were commodity type stocks. PTT Public Company (1.33%) in Thailand is an energy company and it contributed most to the overall performance of the portfolio. Also, Jiangxi Copper Company Ltd. (1.13%) in China has been a very strong performer, and continues to do well. Finally in Brazil, the Fund owns Sadia S.A. (0.88%), a food and household goods company. Its positive performance is indicative of rising consumer demand in Brazil, which bodes well for Brazil's growth.

[LOGO] The first quarter of 2004 brought a fairly wide spread in returns for various emerging markets. In general, the smaller markets were the drivers of performance for the year. The resurgence of the technology sector in the United States boosted returns in the markets that produce the technology components like Taiwan.

[LOGO] Looking forward, the prospects for growth and attractive returns are positive. Although the Chinese government has taken steps to reduce credit expansion and therefore GDP growth, China's strong growth is still large enough to continue to consume exports from Pacific Basin countries.

[LOGO] Some potential threats to a positive outlook are the U.S. economic recovery, the value of the U.S. Dollar, energy prices and terrorist attacks. The U.S. is a major end market for many exports from emerging markets. Rising oil prices tend to impact most of the emerging markets negatively. A few exceptions are Mexico, Venezuela and Indonesia. As exporters of oil and natural gas, these markets tend to have a natural hedge against rising energy prices.

-------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE           1Q04     Calendar YTD  One Year   Three Year  Five Year  Since Inception
                           (at NAV)     (at NAV)    (at POP)    (at POP)   (at POP)       (at POP)
-------------------------------------------------------------------------------------------------------
Quant Emerging Markets Fund  10.14%       10.14%     106.10%     24.87%     14.23%    3.38% (9/30/94)
MSCI EM                       9.72%        9.72%      82.16%     18.50%     10.08%    0.45% (9/30/94)

--------------------------------------------------------------------------------
           VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS (QEM)
                             ORDINARY SHARES VS. EM
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

             QEM                        EM
          Val $10K                   Val $10K
---------------------------------------------
1994
           10,000                     10,000
            8,213                      8,558
1995
            7,469                      7,496
            8,211                      8,267
            8,036                      8,210
            8,015                      8,095
1996
            8,644                      8,595
            9,046                      8,946
            8,746                      8,616
            8,716                      8,563
1997
            9,531                      9,283
           10,181                     10,067
            9,541                      9,159
            7,912                      7,551
1998
            7,943                      8,096
            6,880                      6,179
            5,673                      4,911
            6,200                      5,798
1999
            6,878                      6,541
            8,506                      8,137
            8,245                      7,718
            9,827                      9,682
2000
            9,816                      9,916
            8,982                      8,846
            7,855                      7,696
            7,073                      6,670
2001
            6,854                      6,305
            7,157                      6,551
            5,832                      5,136
            7,005                      6,501
2002
            7,615                      7,238
            6,932                      6,627
            6,143                      5,544
            6,773                      6,100
2003
            6,477                      5,734
            7,937                      7,070
            9,270                      8,076
           12,242                      9,514
2004
           13,348                     10,439

--------------------------------------------------------------------------------
                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                    QFFOX      (Ordinary)
                                 QEMAX (Institutional)
Number of Companies              59
Assets Under Management          $42.3 million
Price to Earnings                12.2
Price to Book                    2.2

The Morgan Stanley Capital International Emerging Markets ("EM") Index is an unmanaged index comprised in stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the Fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% deferred sales charge. Institutional Shares of the Fund are available to qualified purchasers without a 12b-1 fee. The value of $10,000 chart reflects the effects of the deferred sales charge. The one year, three year, five year and since inception (4/2/96) returns for Institutional Shares are 109.05%, 25.91%, 14.90%, and 6.12% respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[LOGO] QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

The Quant Emerging Markets Fund* is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

Investment Process To manage investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at most times in eight or more countries. At least two, and generally three, broad geographic regions, such as Latin America, Asia and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated opportunistically by the manager to selected emerging markets.

Buy and Sell Discipline Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The Fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market. The Fund supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

Management The Fund is managed by PanAgora Asset Management, Inc. a Boston based firm that manages assets for pension plans, endowments, foundations, unions and financial service providers around the globe. The Firm also maintains partnerships in Europe and Asia. The portfolio manager for the Fund is David Nolan.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Samsung Electronics Ltd.                                             4.24
Firstrand Ltd.                                                       3.98
Media Tek, Inc.                                                      3.84
JSC MMC Norilsk Nickel                                               3.14
Hyosung Corporation                                                  3.11
Daelim Industrial Company Ltd.                                       3.05
MTN Group Ltd.                                                       2.72
Aluminum Corporation of China                                        2.68
Korean Air Lines                                                     2.64
Hyundai Motor Company Ltd.                                           2.63

* Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
                               SECTOR ALLOCATION
--------------------------------------------------------------------------------

Cash and Other Assets (Net)                                                2.34%
Taiwan                                                                    10.62%
Turkey                                                                     1.67%
Thailand                                                                   4.21%
South Africa                                                              18.05%
Russia                                                                     8.10%
Philippines                                                                1.81%
Brazil                                                                     9.17%
China                                                                      5.66%
Czech Republic                                                             1.20%
Hungary                                                                    1.77%
India                                                                      5.52%
Israel                                                                     1.81%
Mexico                                                                     5.78%
Malaysia                                                                   1.49%
Korea                                                                     20.80%

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the MSCI EM Index.

[LOGO] QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

=====================
INVESTMENT COMMENTARY
=====================

[LOGO] The Fund advanced 9.22% in the first quarter of 2004, ahead of the MSCI EAFE Index that advanced 4.40%. Equity markets were volatile worldwide in the first quarter after a strong performance in 2003. International markets outperformed the U.S. market during this same time period.

[LOGO] The Fund's recent performance can be primarily attributed to good results in the U.S., Britain, South Korea and Japan. European Union and British investments advanced over 3% and 14% respectively, bolstered by investments in British homebuilder Persimmon PLC (2.93%), Barratt Developments PLC (3.79%), and Wimpey (George) PLC (2.59%).

[LOGO] Japanese positions advanced over 12% during the first quarter of 2004. The Fund's top performing Japanese holding, Maruichi Steel Tube Ltd. (2.80%), increased more than 30% due to strong steel demand in Asia. Korean investments advanced more than 34%, backed by the strength of Samsung Electronics Company Ltd. (3.87%). The Fund's sole holding in Thailand, Total Access Communications PLC (1.35%), was up over 49%.

[LOGO] In the fourth quarter of 2003, the Fund recognized higher valuations in some of its investments as a result of strong portfolio performance during 2003. In the first quarter of 2004, the Fund added to its current Japanese holdings (Kansai Electric Power Company, Inc. (3.82%) and Maruichi Steel Tube Ltd. (2.80%). As a result, the March 31, 2004 asset allocation reflects a greater weighting in Japan and lower investments in the U.S. and South Africa.

[LOGO] Although the U.S. economy displays signs of improvement, Management believes international equities appear to offer better value and potential for return at this time. The Fund continues to maintain an overweight position in the material goods sector as that sector's strength and momentum continue. Demand from China continues to put upward pressure on demand for many commodities and consequently commodity prices. The Fund's managers will continue to carefully monitor this sector for early signs of slowing or decline. We remain vigilant to developing trends and remain dedicated to navigating the markets seeking to produce satisfactory returns for our shareholders.

-------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE           1Q04     Calendar YTD  One Year   Three Year  Five Year   Since Inception
                           (at NAV)     (at NAV)    (at POP)    (at POP)   (at POP)       (at POP)
-------------------------------------------------------------------------------------------------------
Quant Foreign Value Fund     9.22%        9.22%      73.02%      16.29%     11.04%    6.09% (5/15/98)
MSCI EAFE                    4.40%        4.40%      58.15%       3.80%      0.83%    1.68% (5/15/98)*

--------------------------------------------------------------------------------
                                FUND INFORMATION
--------------------------------------------------------------------------------
Ticker Symbol                         QFVOX      (Ordinary)
                                      QFVIX (Institutional)
Number of Companies                   46
Price to Book                         1.4
Price to Earnings                     14.3
Assets Under Management               $100.3 million

* For comparative purposes, the value of the EAFE Index on 6/30/98 is used as the beginning value for 5/15/98. The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

Past performance is no guarantee of future results This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the Fund, which carry a 12b-1 fee of 25bp and include the effects of a 1% deferred sales charge. Institutional Shares of the Fund are available to qualified purchasers without a 12b-1 fee. The value of $10,000 chart reflects the effects of the deferred sales charge. The one year, three year, five year, and since inception (12/18/98) returns for Institutional Shares are 75.07%, 16.99%, 11.51%, and 10.70%, respectively. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC

[LOGO] QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2004

[Bernard R. Horn, Jr. Photo]

The Quant Foreign Value Fund* provides investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broad-based stock indices.

Investment Process The Fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund may also invest a portion of its assets in emerging markets. The diversification within the Fund, coupled with the fact that the operation of the Fund's investment model will generally lead the Fund to be invested in 10 or more countries, reduces the likelihood that negative performance of a single country will significantly impact the Fund's return.

Buy and Sell Discipline The investment process for the Fund combines both quantitative and fundamental techniques. The Fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The Fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 companies down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the Fund supplements the screening process by performing in-depth financial and fundamental analysis.

Management The Fund is managed by Bernard R. Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the Fund.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Kansai Electric Power Company Inc.                                   3.82
Barratt Developments PLC                                             3.79
Continental AG                                                       3.48
Persimmon PLC                                                        2.93
Bellway PLC                                                          2.82
Maruichi Steel Tube Ltd.                                             2.80
Samsung Electronics Company Ltd. Preferred                           2.78
ASM Pacific Technology                                               2.67
Imersys SA                                                           2.66
Wimpey (George) PLC                                                  2.59

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
                               SECTOR ALLOCATION
--------------------------------------------------------------------------------

Cash and Other Assets (Net)                                                4.89%
United Kingdom                                                            19.59%
Thailand                                                                   1.34%
Sweden                                                                     3.47%
Spain                                                                      5.66%
South Korea                                                                6.35%
South Africa                                                               7.15%
Norway                                                                     2.79%
Australia                                                                  3.46%
Canada                                                                     2.06%
Croatia                                                                    0.90%
Finland                                                                    9.90%
France                                                                     8.77%
Germany                                                                    3.48%
Hong Kong                                                                  4.60%
Ireland                                                                    2.27%
Italy                                                                      1.75%
Japan                                                                      8.91%
Netherlands                                                                2.66%

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the MSCI EAFE Index.

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT SMALL CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--95.6%

                                                      Shares            Value
APPAREL & TEXTILES--3.8%
  Brown Shoe Company, Inc.                             31,300       $ 1,140,259
  Stein Mart, Inc. (a)                                130,140         1,795,932
                                                                    -----------
                                                                      2,936,191
                                                                    -----------
BANKS--0.4%
  IndyMac Bancorp, Inc.                                 8,965           325,340
                                                                    -----------
BASIC MATERIAL--GOLD & SILVER--1.7%
  Coeur d'Alene Mines Corporation (a)                 186,340         1,304,380
                                                                    -----------
BIOTECHNOLOGY & DRUGS--3.8%
  Bradley Pharmaceuticals, Inc. (a)                    31,310           788,386
  MGI Pharma, Inc. (a)                                 24,480         1,499,645
  OSI Pharmaceuticals, Inc. (a)                        17,745           681,408
                                                                    -----------
                                                                      2,969,439
                                                                    -----------
BROADCASTING & CABLE TV--1.1%
  Regent Communications, Inc. (a)                     132,485           862,477
                                                                    -----------
BUSINESS SERVICES--3.2%
  Ask Jeeves, Inc. (a)                                 21,140           755,332
  Corrections Corporation of America (a)               17,450           621,220
  Kforce Inc. (a)                                      79,315           753,493
  Portfolio Recovery Associates, Inc. (a)              13,200           355,608
                                                                    -----------
                                                                      2,485,653
                                                                    -----------
CHEMICALS--1.9%
  Airgas, Inc.                                         70,720         1,506,336
                                                                    -----------
COMMUNICATIONS--7.0%
  Comverse Technology, Inc. (a)                        72,020         1,306,443
  Crown Castle International Corporation (a)          217,255         2,743,931
  McDATA Corporation (a)                               96,295           662,510
  Polycom, Inc. (a)                                    36,120           766,827
                                                                    -----------
                                                                      5,479,711
                                                                    -----------
COMPUTER SERVICES & EQUIPMENT--5.9%
  Acxiom Corporation                                   41,100           902,556
  Answerthink, Inc. (a)                               148,426         1,145,849
  ATI Technologies Inc. (a)                            70,800         1,154,040
  Emulex Corporation (a)                               37,095           796,717
  Henry (Jack) & Associates Inc.                       31,350           603,801
                                                                    -----------
                                                                      4,602,963
                                                                    -----------
CONSTRUCTION--4.4%
  Florida Rock Industries, Inc.                        24,697         1,040,978
  Toll Brothers, Inc. (a)                              51,955         2,360,316
                                                                    -----------
                                                                      3,401,294
                                                                    -----------
ENERGY EQUIPMENT & SERVICES--2.2%
  Core Laboratories N.V. (a)                           82,095         1,740,414
                                                                    -----------
ENTERTAINMENT & RECREATION--6.1%
  4 Kids Entertainment Inc. (a)                        71,265         1,594,198
  International Speedway Corporation                   30,515         1,434,205
  Magna Entertainment Corporation                     106,855           643,267
  Vail Resorts, Inc. (a)                               66,300         1,044,888
                                                                    -----------
                                                                      4,716,558
                                                                    -----------
FINANCIAL SERVICES--2.2%
  Cash America International, Inc.                     74,280         1,712,154
                                                                    -----------
HEALTHCARE--2.6%
  Schein (Henry), Inc. (a)                             20,465         1,461,610
  Ventiv Health, Inc. (a)                              39,466           548,972
                                                                    -----------
                                                                      2,010,582
                                                                    -----------

                                                      Shares            Value
HOTEL & RESTAURANTS--2.7%
  Intrawest Corporation                                32,555       $   553,761
  RARE Hospitality International, Inc. (a)             55,247         1,533,104
                                                                    -----------
                                                                      2,086,865
                                                                    -----------
INSURANCE--5.2%
  Old Republic International Corporation               55,867         1,372,094
  RenaissanceRe Holdings Ltd.                          40,070         2,083,640
  Sierra Health Services, Inc. (a)                     17,230           627,172
                                                                    -----------
                                                                      4,082,906
                                                                    -----------
INVESTMENT SERVICES--5.9%
  Affiliated Managers Group, Inc. (a)                  15,308           835,483
  E*TRADE Group, Inc. (a)                             197,490         2,636,492
  Raymond James Financial, Inc.                        45,240         1,124,214
                                                                    -----------
                                                                      4,596,189
                                                                    -----------
MISCELLANEOUS CAPITAL GOODS--3.4%
  Actuant Corporation (a)                              37,440         1,468,771
  UNOVA, Inc. (a)                                      56,415         1,219,128
                                                                    -----------
                                                                      2,687,899
                                                                    -----------
OFFICE EQUIPMENT--1.4%
  Imagistics International, Inc. (a)                   24,045         1,059,182
                                                                    -----------
OIL & GAS OPERATIONS--3.2%
  Chesapeake Energy Corporation                       185,831         2,490,135
                                                                    -----------
PERSONAL SERVICES--0.4%
  Bright Horizons Family Solutions, Inc. (a)            6,185           291,684
                                                                    -----------
REAL ESTATE--8.8%
  Entertainment Properties Trust                       81,135         3,319,233
  Ventas, Inc.                                        127,640         3,507,547
                                                                    -----------
                                                                      6,826,780
                                                                    -----------
RETAIL TRADE--4.2%
  Barnes & Noble, Inc. (a)                             35,955         1,172,133
  GameStop Corporation (a)                             57,525         1,036,601
  Tractor Supply Company                               27,970         1,082,998
                                                                    -----------
                                                                      3,291,732
                                                                    -----------
SEMICONDUCTORS--4.3%
  Adaptec, Inc. (a)                                    82,330           721,211
  ChipPAC, Inc. (a)                                    97,377           770,252
  Genesis Microchip Inc. (a)                           39,170           656,489
  Integrated Circuit Systems, Inc. (a)                 48,930         1,224,718
                                                                    -----------
                                                                      3,372,670
                                                                    -----------
SOFTWARE & PROGRAMMING--6.8%
  MicroStrategy Inc. (a)                               15,310           816,023
  Take-Two Interactive Software Inc. (a)               51,770         1,904,101
  THQ Inc. (a)                                         42,860           867,058
  Tumbleweed Communications
    Corporation (a)                                    64,030           448,850
  Verint Systems Inc. (a)                              40,570         1,253,613
                                                                    -----------
                                                                      5,289,645
                                                                    -----------
WASTE MANAGEMENT--3.0%
  Waste Connections, Inc. (a)                          58,890         2,343,822
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $49,889,352)                                                 74,473,001
                                                                    -----------


--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT SMALL CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--6.0%

                                                                        Par Value          Value
  State Street Bank & Trust Repurchase
    Agreement 0.10%, 04/01/04, (Dated
    03/31/04), Collateralized by
    $3,945,000 U.S. Treasury Bond
    6.375%, 08/15/27, Market Value
    $4,803,921, Repurchase
    Proceeds $4,707,013
    (Cost $4,707,000)                                                  $4,707,000      $ 4,707,000
                                                                                       -----------
TOTAL INVESTMENTS--101.6%
  (Cost $54,596,352) (b)                                                                79,180,001
OTHER ASSETS & LIABILITIES (NET)--(1.6)%                                                (1,239,750)
                                                                                       -----------
NET ASSETS--100%                                                                       $77,940,251
                                                                                       ===========
(a)  Non-income producing security.
(b)  At March 31, 2004, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $54,603,504 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost                                                              $24,916,367
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                     (339,870)
                                                                                       -----------
     Net unrealized appreciation                                                       $24,576,497
                                                                                       ===========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT MID CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--97.6%

                                                 Shares            Value
ADVERTISING--1.1%
  Catalina Marketing Corporation (a)              5,910        $   114,595
                                                               -----------
AIRLINES--1.6%
  Delta Air Lines, Inc.                           9,170             72,626
  JetBlue Airways Corporation (a)                 3,630             91,803
                                                               -----------
                                                                   164,429
                                                               -----------
APPAREL & TEXTILES--6.4%
  AnnTaylor Stores Corporation (a)                3,050            130,540
  Coach, Inc. (a)                                 4,065            166,624
  Foot Locker, Inc.                               6,285            162,153
  Liz Claiborne, Inc.                             5,620            206,198
                                                               -----------
                                                                   665,515
                                                               -----------
BANKS--5.0%
  Charter One Financial, Inc.                     4,105            145,153
  First Tennessee National Corporation            3,360            160,272
  Sovereign Bancorp, Inc.                         5,225            111,919
  Washington Federal, Inc.                        3,990            101,865
                                                               -----------
                                                                   519,209
                                                               -----------
BIOTECHNOLOGY & DRUGS--9.4%
  Barr Pharmaceuticals, Inc. (a)                  3,015            138,388
  ICOS Corporation (a)                            2,570             95,219
  OSI Pharmaceuticals, Inc. (a)                   2,760            105,591
  Pharmaceutical Resources, Inc. (a)              2,530            143,856
  Sepracor Inc. (a)                               3,235            155,603
  Valeant Pharmaceuticals International           6,285            150,023
  Watson Pharmaceuticals Inc. (a)                 4,625            197,904
                                                               -----------
                                                                   986,584
                                                               -----------
BROADCASTING & CABLE TV--1.0%
  XM Satellite Radio Holdings Inc. (a)            3,920            109,760
                                                               -----------
CHEMICALS--1.8%
  Lyondell Chemical Company                       6,680             99,131
  Methanex Corporation                            7,800             87,360
                                                               -----------
                                                                   186,491
                                                               -----------
COMMUNICATIONS--5.2%
  McDATA Corporation (a)                         13,895             95,598
  Polycom, Inc. (a)                               7,840            166,443
  Research In Motion Ltd. (a)                     1,205            112,438
  UTStarcom, Inc. (a)                             5,785            166,377
                                                               -----------
                                                                   540,856
                                                               -----------
COMPUTER SERVICES & EQUIPMENT--5.3%
  ATI Technologies Inc. (a)                      10,225            166,667
  IMS Health, Inc.                                6,990            162,587
  Maxtor Corporation (a)                          9,665             78,770
  United Online, Inc. (a)                         8,795            146,525
                                                               -----------
                                                                   554,549
                                                               -----------
CONSTRUCTION SERVICES & MATERIAL--1.8%
  KB Home                                         2,325            187,860
                                                               -----------
ELECTRONICS--7.5%
  AVX Corporation                                 6,700            110,483
  Diebold Inc.                                    3,030            145,804
  Microchip Technology Inc.                       3,070             81,539
  OmniVision Technologies, Inc. (a)               6,180            168,776
  Solectron Corporation (a)                      23,540            130,176
  Vishay Intertechnology, Inc.                    6,885            146,926
                                                               -----------
                                                                   783,704
                                                               -----------

                                                 Shares            Value
ENERGY EQUIPMENT & SERVICES--0.9%
  Patterson-UTI Energy, Inc. (a)                  2,550        $    90,296
                                                               -----------
FINANCIAL SERVICES--3.8%
  Countrywide Financial Corporation               1,350            129,465
  H&R Block, Inc.                                 1,740             88,792
  Moody's Corporation                             2,530            179,124
                                                               -----------
                                                                   397,381
                                                               -----------
FOOD & BEVERAGE--5.6%
  Dean Foods Company (a)                          6,305            210,587
  Del Monte Foods Company (a)                    16,655            187,369
  Whole Foods Market, Inc.                        2,490            186,625
                                                               -----------
                                                                   584,581
                                                               -----------
HEALTHCARE--4.3%
  Beckman Coulter, Inc.                           3,010            164,165
  Coventry Health Care, Inc. (a)                  2,955            125,085
  Dade Behring Holdings, Inc. (a)                 3,575            159,016
                                                               -----------
                                                                   448,266
                                                               -----------
HOTELS & RESTAURANTS--4.3%
  Brinker International Inc. (a)                  4,295            162,909
  P.F. Chang's China Bistro, Inc. (a)             3,505            176,337
  Sonic Corporation (a)                           3,275            112,267
                                                               -----------
                                                                   451,513
                                                               -----------
INSURANCE--5.0%
  Aon Corporation                                 6,680            186,439
  Conseco, Inc. (a)                               7,030            162,815
  WellChoice Inc. (a)                             4,520            166,788
                                                               -----------
                                                                   516,042
                                                               -----------
INVESTMENT SERVICES--5.0%
  Ameritrade Holding Corporation (a)              6,595            101,563
  Bear Stearns Companies Inc.                     1,390            121,875
  SEI Investments Company                         4,585            151,305
  Waddell & Reed Financial, Inc.                  5,870            143,933
                                                               -----------
                                                                   518,676
                                                               -----------
MISCELLANEOUS--2.2%
  Mueller Industries, Inc. (a)                    6,780            230,452
                                                               -----------
OIL & GAS OPERATIONS--3.2%
  Amerada Hess Corporation                        2,490            162,547
  Chesapeake Energy Corporation                  12,405            166,227
                                                               -----------
                                                                   328,774
                                                               -----------
REAL ESTATE--2.1%
  CarrAmerica Realty Corporation                  2,760             93,564
  Ventas, Inc.                                    4,500            123,660
                                                               -----------
                                                                   217,224
                                                               -----------
RETAIL TRADE--7.6%
  AutoZone, Inc. (a)                              1,765            151,737
  Michaels Stores, Inc.                           3,300            160,446
  Office Depot, Inc. (a)                          9,190            172,956
  Tiffany & Co.                                   3,900            148,863
  Williams-Sonoma, Inc. (a)                       4,480            153,216
                                                               -----------
                                                                   787,218
                                                               -----------


--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT MID CAP FUND--Continued
--------------------------------------------------------------------------------

                                        Shares         Value
SOFTWARE & PROGRAMMING--2.4%
  BEA Systems, Inc. (a)                 10,185     $   129,961
  Synopsys, Inc. (a)                     4,105         118,881
                                                   -----------
                                                       248,842
                                                   -----------
UTILITIES--3.6%
  Constellation Energy Group Inc.        2,695         107,665
  MDU Resources Group, Inc.              6,515         153,037
  Reliant Resources, Inc. (a)           13,670         112,231
                                                   -----------
                                                       372,933
                                                   -----------
WASTE MANAGEMENT--1.5%
  Allied Waste Industries, Inc. (a)     11,925         158,722
                                                   -----------
TOTAL COMMON STOCK
  (Cost $9,116,783)                                 10,164,472
                                                   -----------

SHORT TERM INVESTMENTS--2.3%

                                                                    Par Value         Value
  State Street Bank & Trust Repurchase
    Agreement 0.10%, 04/01/04, (Dated
    03/31/04), Collateralized by
    $185,000 U.S. Treasury Bond
    7.25%, 05/15/16, Market Value
    $243,004, Repurchase Proceeds
    $234,001 (Cost $234,000)                                        $234,000      $   234,000
                                                                                  -----------
TOTAL INVESTMENTS--99.9%
  (Cost $9,350,783) (b)                                                            10,398,472
OTHER ASSETS & LIABILITIES (NET)--0.1%                                                 14,511
                                                                                  -----------
NET ASSETS--100%                                                                  $10,412,983
                                                                                  ===========
(a) Non-income producing security.
(b) At March 31, 2004, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $9,446,347 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                               $ 1,309,556
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                (357,431)
                                                                                  -----------
    Net unrealized appreciation                                                   $   952,125
                                                                                  ===========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

COMMON STOCK--99.9%

                                                   Shares            Value
BANKS--7.5%
  Bank of America Corporation                       14,100       $ 1,141,818
  Citigroup Inc.                                    13,366           691,022
  MBNA Corporation                                  18,300           505,629
  Wachovia Corporation                              14,200           667,400
  Wells Fargo & Company                              5,400           306,018
                                                                 -----------
                                                                   3,311,887
                                                                 -----------
BIOTECHNOLOGY & DRUGS--4.1%
  Johnson & Johnson                                  9,200           466,624
  Merck & Company Inc.                              11,600           512,604
  Pfizer Inc.                                       23,900           837,695
                                                                 -----------
                                                                   1,816,923
                                                                 -----------
COMMUNICATIONS--14.9%
  BellSouth Corporation                             46,700         1,293,123
  Cisco Systems, Inc. (a)                           25,400           597,408
  Juniper Networks, Inc. (a)                        22,800           593,028
  Polycom, Inc. (a)                                 57,400         1,218,602
  Sprint FON Group                                  74,600         1,374,878
  Sprint PCS Group (a)                             140,500         1,292,600
  Verizon Communications Inc.                        6,200           226,548
                                                                 -----------
                                                                   6,596,187
                                                                 -----------
COMPUTER SERVICES & EQUIPMENT--3.9%
  CheckFree Corporation (a)                         23,100           680,526
  International Business Machines                    4,200           385,728
  Lexmark International, Inc. (a)                    7,300           671,600
                                                                 -----------
                                                                   1,737,854
                                                                 -----------
CONSTRUCTION SERVICES & MATERIAL--1.9%
  KB Home                                            5,700           460,560
  NVR Inc. (a)                                         800           368,000
                                                                 -----------
                                                                     828,560
                                                                 -----------
ELECTRIC UTILITIES--3.1%
  Entergy Corporation                                5,600           333,200
  Exelon Corporation                                14,800         1,019,276
                                                                 -----------
                                                                   1,352,476
                                                                 -----------
ELECTRONICS--1.2%
  Atmel Corporation (a)                             13,400            87,100
  Sanmina-SCI Corporation (a)                       38,400           422,784
                                                                 -----------
                                                                     509,884
                                                                 -----------
FINANCIAL SERVICES--4.5%
  Federal Home Loan Mortgage Corporation             4,500           265,770
  Federal National Mortgage Association             16,400         1,219,340
  Principal Financial Group, Inc.                   14,300           509,509
                                                                 -----------
                                                                   1,994,619
                                                                 -----------
FOOD & BEVERAGE--1.5%
  PepsiCo, Inc.                                      3,400           183,090
  Supervalu Inc.                                    15,900           485,586
                                                                 -----------
                                                                     668,676
                                                                 -----------

                                                   Shares             Value
HEALTHCARE--7.1%
  Anthem, Inc. (a)                                  10,300       $   933,592
  Charles River Laboratories
    International, Inc. (a)                         13,800           591,330
  UnitedHealth Group Inc.                           25,200         1,623,888
                                                                 -----------
                                                                   3,148,810
                                                                 -----------
INDUSTRIAL CONGLOMERATES--1.0%
  General Electric Company                           2,700            82,404
  Textron Inc.                                       6,500           345,475
                                                                 -----------
                                                                     427,879
                                                                 -----------
INSURANCE--8.6%
  ACE Limited                                       12,000           511,920
  AFLAC Inc.                                        10,200           409,428
  Allstate Corporation                              10,600           481,876
  American International Group, Inc.                 6,900           492,315
  Hartford Financial Services Group, Inc.            6,700           426,790
  Progressive Corporation                            3,300           289,080
  Prudential Financial Inc.                         15,300           685,134
  SAFECO Corporation                                11,500           496,455
                                                                 -----------
                                                                   3,792,998
                                                                 -----------
INVESTMENT SERVICES--4.5%
  Lehman Brothers Holdings Inc.                     14,900         1,234,763
  Merrill Lynch & Company, Inc.                     12,700           756,412
                                                                 -----------
                                                                   1,991,175
                                                                 -----------
LEISURE EQUIPMENT & PRODUCTS--1.1%
  Hasbro, Inc.                                      22,000           478,500
                                                                 -----------
MACHINERY--1.8%
  Deere & Company                                    5,200           360,412
  Parker-Hannifin Corporation                        7,700           435,050
                                                                 -----------
                                                                     795,462
                                                                 -----------
MISCELLANEOUS--1.7%
  Louisiana-Pacific Corporation                     18,500           477,300
  United Parcel Service, Inc.                        3,900           272,376
                                                                 -----------
                                                                     749,676
                                                                 -----------
OIL & GAS INTEGRATED--10.0%
  ChevronTexaco Corporation                          7,500           658,350
  Exxon Mobil Corporation                           24,200         1,006,478
  Kerr-McGee Corporation                            28,000         1,442,000
  Marathon Oil Corporation                           8,900           299,663
  Occidental Petroleum Corporation                   7,500           345,375
  Sunoco, Inc.                                      10,600           661,228
                                                                 -----------
                                                                   4,413,094
                                                                 -----------
PERSONAL & HOUSEHOLD PRODUCTS--1.9%
  Procter & Gamble Company                           8,200           860,016
                                                                 -----------
RETAIL TRADE--11.9%
  Amazon.com, Inc. (a)                              29,500         1,276,760
  Black & Decker Corporation                         9,400           535,236
  Federated Department Stores, Inc.                  7,100           383,755
  May Department Stores Company                     18,800           650,104
  RadioShack Corporation                            39,800         1,319,768
  Sherwin-Williams Company                          10,000           384,300
  Wal-Mart Stores, Inc.                             12,000           716,280
                                                                 -----------
                                                                   5,266,203
                                                                 -----------


--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT GROWTH AND INCOME FUND--Continued
--------------------------------------------------------------------------------

                                                                      Shares         Value
SOFTWARE & PROGRAMMING--7.7%
  BMC Software, Inc. (a)                                              46,400     $   907,120
  Microsoft Corporation                                               57,100       1,425,787
  Oracle Corporation (a)                                              89,500       1,074,895
                                                                                 -----------
                                                                                   3,407,802
                                                                                 -----------
TOTAL COMMON STOCK
  (Cost $41,504,665) (b)                                                          44,148,681
OTHER ASSETS & LIABILITIES (NET)--0.1%                                                61,470
                                                                                 -----------
NET ASSETS--100%                                                                 $44,210,151
                                                                                 ===========
(a) Non-income producing security.
(b) At March 31, 2004, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $41,654,434 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                              $ 3,495,211
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                             (1,000,964)
                                                                                 -----------
    Net unrealized appreciation                                                  $ 2,494,247
                                                                                 ===========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

COMMON STOCK--96.8%

                                                     Shares             Value
BRAZIL--8.3%
  Companhia de Saneamento Basico (c)                  20,973         $   260,065
  Companhia Paranaense de Energia (a) (c)             91,164             350,981
  Companhia Siderurgica Nacional (c)                  15,730           1,072,786
  Tele Centro Oeste Celular
    Participacoes SA (a) (c)                          58,800             675,612
  Usinas Siderurgica do Minas Gerais SA (c)           60,900             813,740
  Votorantim Celulose e Papel SA (c)                   9,724             338,298
                                                                     -----------
                                                                       3,511,482
                                                                     -----------
CHINA--5.7%
  Aluminium Corporation of China                   1,394,000           1,135,922
  Jiangxi Copper Company Ltd.                        883,000             478,740
  Sinopec Shanghai Petrochemical                   1,755,000             782,607
                                                                     -----------
                                                                       2,397,269
                                                                     -----------
CZECHOSLOVAKIA--1.2%
  Komercni Banka AS                                    4,200             509,453
                                                                     -----------
HUNGARY--1.8%
  MOL Magyar Olaj es Gazipari                         21,300             750,341
                                                                     -----------
INDIA--5.5%
  Bajaj Auto Ltd. (d)                                 25,600             601,600
  Mahindra & Mahindra Ltd. (d)                        59,200             623,376
  State Bank of India (d)                             28,527           1,112,553
                                                                     -----------
                                                                       2,337,529
                                                                     -----------
ISRAEL--1.8%
  Bank Leumi Le Israel                               415,800             766,020
                                                                     -----------
KOREA, REPUBLIC OF--20.8%
  Daelim Industrial Company Ltd.                      37,060           1,293,035
  Hite Brewery Company Ltd.                            1,830             132,647
  Hyosung Corporation                                151,810           1,318,878
  Hyundai Motor Company Ltd. (a)                      24,390           1,114,777
  Korean Air Lines (a)                                72,700           1,119,242
  LG Engineering & Construction
    Company Ltd.                                      41,360             667,417
  Samsung Electronics Ltd.                             3,600           1,796,153
  Samsung SDI Company Ltd.                             5,200             762,004
  Shinhan Financial Group Ltd.                         5,950             109,508
  SK Telecom Company Ltd.                              2,640             493,942
                                                                     -----------
                                                                       8,807,603
                                                                     -----------
MALAYSIA--1.5%
  Malaysia International Shipping
    Corporation Bhd                                  121,000             429,869
  Perusahaan Otomobil Nasional Bhd                    77,000             199,592
                                                                     -----------
                                                                         629,461
                                                                     -----------
MEXICO--5.8%
  Alfa SA                                            179,000             680,548
  Consorcio Ara SA (a)                               211,000             660,643
  Grupo Elektra SA                                   122,000             806,530
  Hylsamex SA-CPO (a)                                 60,844              62,540
  Telefonos De Mexico                                135,800             236,771
                                                                     -----------
                                                                       2,447,032
                                                                     -----------

                                                     Shares             Value
PHILIPPINES--1.8%
  Philippine Long Distance Telephone
    Company (a)                                       45,300         $   766,088
                                                                     -----------
RUSSIA--8.1%
  JSC MMC Norilsk Nickel (c)                          17,300           1,328,640
  OAO Tatneft (c)                                     39,700           1,104,454
  Yukos Corporation (c)                               16,400             995,480
                                                                     -----------
                                                                       3,428,574
                                                                     -----------
SOUTH AFRICA--18.0%
  African Bank Investments Ltd.                      395,000             748,236
  Anglo American                                      23,300             557,708
  Firstrand Ltd.                                   1,082,900           1,685,674
  Foschini Ltd.                                      199,600             631,215
  JD Group Ltd.                                      136,150             905,365
  Metro Cash & Carry Ltd. (a)                      1,225,638             442,967
  MTN Group Ltd. (a)                                 220,721           1,153,200
  Sasol Ltd.                                          33,900             526,623
  Standard Bank Group Ltd.                           149,000             991,995
                                                                     -----------
                                                                       7,642,983
                                                                     -----------
TAIWAN--10.6%
  Asustek Computer Inc. (d)                          120,956             298,761
  Benq Corporation (d)                                20,664             135,349
  China Steel Corporation                            439,770             455,119
  Giga-Byte Technology Company Ltd.                  252,000             447,405
  Hon Hai Precision Industry Corporation Ltd.         97,000             419,499
  MediaTek Inc.                                      158,000           1,625,554
  Synnex Technology International
    Corporation                                      290,300             563,860
  Taishin Financial                                  548,600             551,098
                                                                     -----------
                                                                       4,496,645
                                                                     -----------
THAILAND--4.2%
  PTT Public Company                                 158,300             564,709
  Shin Corporation Public Company Ltd.             1,060,300             884,822
  Siam Cement Public Company                          52,500             334,437
                                                                     -----------
                                                                       1,783,968
                                                                     -----------
TURKEY--1.7%
  Akbank TAS                                      70,669,000             376,615
  Tupras-Turkiye Petrol Rafinerileri AS           38,886,000             328,614
                                                                     -----------
                                                                         705,229
                                                                     -----------
TOTAL COMMON STOCK
  (Cost $28,269,641)                                                  40,979,677
                                                                     -----------

PREFERRED STOCK--0.9%

BRAZIL--0.9%
  Sadia SA (c)                                         8,733             370,716
                                                                     -----------
TOTAL PREFERRED STOCK
  (Cost $147,185)                                                        370,716
                                                                     -----------


--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT EMERGING MARKETS FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--0.7%

                                                                   Par Value          Value
  State Street Bank & Trust Repurchase
    Agreement .10%, 04/01/04, (Dated
    03/31/04), Collateralized by $245,000
    U.S. Treasury Bond 7.25%, 05/15/16,
    Market Value $321,817, Repurchase
    Proceeds $311,001 (Cost $311,000)                               $311,000       $   311,000
                                                                                   -----------
TOTAL INVESTMENTS--98.4%
  (Cost $28,727,826) (b)                                                            41,661,393
OTHER ASSETS & LIABILITIES (NET)--1.6%                                                 681,335
                                                                                   -----------
NET ASSETS--100%                                                                   $42,342,728
                                                                                   ===========
(a) Non-income producing security.
(b) At March 31, 2004, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $29,016,526 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                                $13,241,018
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                 (596,151)
                                                                                   -----------
    Net unrealized appreciation                                                    $12,644,867
                                                                                   ===========

(c) ADR--American Depository Receipts
(d) GDR--Global Depository Receipts

SECTOR ALLOCATIONS
(as a percentage of Total Common Stock and Preferred Stock)
-------------------------------------------------------------------------------
Basic Industries                                                          18.2%
Consumer Discretionary                                                    11.9%
Consumer Staples                                                           2.3%
Energy                                                                     7.9%
Finance                                                                   16.6%
Information Technology                                                    14.3%
Material                                                                  17.8%
Telecommunication Services                                                10.2%
Utilities                                                                  0.8%


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------

COMMON STOCK--92.3%

                                                 Shares              Value
AUSTRALIA--3.5%
  BHP Billiton PLC                               155,380          $ 1,418,408
  BHP Billiton Ltd.                              219,000            2,048,206
                                                                  -----------
                                                                    3,466,614
                                                                  -----------
CANADA--2.1%
  Methanex Corporation                           184,700            2,063,892
                                                                  -----------
CROATIA--0.9%
  Pliva D D (d)                                   56,000              901,600
                                                                  -----------
FINLAND--9.9%
  Huhtamaki OYJ                                   56,200              728,835
  KCI Konecranes OYJ                              65,000            2,436,989
  Kone Corporation OYJ-B                          40,000            2,409,330
  UPM-Kymmene OYJ                                127,000            2,326,110
  Yit-Yhtyma OYJ                                 107,000            2,025,559
                                                                  -----------
                                                                    9,926,823
                                                                  -----------
FRANCE--8.8%
  Christian Dior                                  24,040            1,589,853
  Imerys SA                                       11,200            2,666,785
  Peugeot SA                                      50,000            2,548,236
  Renault SA                                      17,000            1,177,560
  STMicroelectronics                              34,700              818,123
                                                                  -----------
                                                                    8,800,557
                                                                  -----------
GERMANY--3.5%
  Continental AG                                  88,600            3,487,349
                                                                  -----------
HONG KONG--4.6%
  ASM Pacific Technology                         601,045            2,676,385
  VTech Holdings Ltd.                          1,191,015            1,941,033
                                                                  -----------
                                                                    4,617,418
                                                                  -----------
IRELAND--2.3%
  CRH PLC                                        111,500            2,275,219
                                                                  -----------
ITALY--1.7%
  ENI Spa (e)                                     17,000            1,716,150
  Parmalat Finanziaria Spa                       333,001               38,887
                                                                  -----------
                                                                    1,755,037
                                                                  -----------
JAPAN--8.9%
  Kansai Electric Power Company Inc.             202,700            3,830,842
  Maruichi Steel Tube Ltd.                       177,000            2,806,584
  Tokyo Electric Power Company Inc.              101,600            2,296,569
                                                                  -----------
                                                                    8,933,995
                                                                  -----------
KOREA, REPUBLIC OF--3.5%
  Samsung Electronics Company Ltd. (c) (d)         4,400            1,089,000
  Samsung SDI Company Ltd.                        17,000            2,491,168
                                                                  -----------
                                                                    3,580,168
                                                                  -----------
NETHERLANDS--2.6%
  ABN-AMRO Holdings NV                           100,339            2,238,652
  Draka Holdings (a)                              23,325              430,371
                                                                  -----------
                                                                    2,669,023
                                                                  -----------
NORWAY--2.8%
  DNB Holding ASA                                152,500            1,000,481
  Norsk Hydro ASA                                 25,600            1,612,316
  Yara International ASA                          25,600              185,864
                                                                  -----------
                                                                    2,798,661
                                                                  -----------

                                                 Shares              Value
SOUTH AFRICA--7.1%
  Impala Platinum Holdings Ltd.                   29,000          $ 2,370,429
  Sappi Ltd.                                     173,000            2,391,862
  Sasol Ltd.                                     155,000            2,407,862
                                                                  -----------
                                                                    7,170,153
                                                                  -----------
SPAIN--5.7%
  Banco Bilbao Vizcaya Argentaria                176,700            2,339,336
  Repsol YPF SA                                   60,800            1,260,090
  Repsol YPF SA (e)                              100,000            2,081,000
                                                                  -----------
                                                                    5,680,426
                                                                  -----------
SWEDEN--3.5%
  Autoliv Inc. (f)                                26,900            1,094,104
  Svenska Cellulosa AB                            59,700            2,384,678
                                                                  -----------
                                                                    3,478,782
                                                                  -----------
THAILAND--1.3%
  Total Access Communications PLC (a)            498,200            1,350,122
                                                                  -----------
UNITED KINGDOM--19.6%
  Barratt Developments PLC                       332,000            3,800,605
  Bellway PLC                                    192,000            2,826,933
  Crest Nicholson PLC                            400,000            2,523,259
  FKI PLC                                      1,183,600            2,417,978
  Persimmon PLC                                  231,003            2,937,785
  Wimpey (George) PLC                            323,094            2,601,545
  WPP Group PLC                                  251,100            2,544,066
                                                                  -----------
                                                                   19,652,171
                                                                  -----------
TOTAL COMMON STOCK
  (Cost $65,132,277)                                               92,608,010
                                                                  -----------

PREFERRED STOCK--2.8%

KOREA, REPUBLIC OF--2.8%
  Samsung Electronics Company Ltd.                 9,500            2,788,390
                                                                  -----------
TOTAL PREFERRED STOCK
  (Cost $1,187,684)                                                 2,788,390
                                                                  -----------

SHORT TERM INVESTMENTS--4.2%

                                               Par Value             Value
UNITED STATES--4.2%
  American Express Credit Corporation
    Commercial Paper, Yield of 0.88%,
    Maturing on 04/01/04
    (Cost $4,194,000)                         $4,194,000         $  4,194,000
                                                                 ------------
TOTAL INVESTMENTS--99.3%
  (Cost $70,513,961) (b)                                           99,590,400
OTHER ASSETS & LIABILITIES (NET)--0.7%                                709,470
                                                                 ------------
NET ASSETS--100%                                                 $100,299,870
                                                                 ============


--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2004
QUANT FOREIGN VALUE FUND--Continued
--------------------------------------------------------------------------------

(a) Non-income producing security.
(b) At March 31, 2004, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $70,513,961 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                      $30,508,242
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                     (1,431,803)
                                                                         -----------
    Net unrealized appreciation                                          $29,076,439
                                                                         ===========

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(d) GDR--Global Depository Receipts
(e) ADR--American Depository Receipts
(f) SDR--Swedish Depository Receipts

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)
----------------------------------------------------------------------------
Basic Industries                                                       13.3%
Consumer Discretionary                                                 22.7%
Energy                                                                  9.5%
Finance                                                                 5.8%
Healthcare                                                              1.0%
Information Technology                                                 12.4%
Material                                                               24.8%
Telecommunication Services                                              4.1%
Utilities                                                               6.4%


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES March 31, 2004

                                                                                          Growth and      Emerging        Foreign
                                                             Small Cap       Mid Cap        Income         Markets         Value
Assets:
Investments at value (Note 2)                              $ 74,473,001   $ 10,164,472   $ 44,148,681   $ 41,350,393   $ 99,590,400
Repurchase Agreements                                         4,707,000        234,000             --        311,000             --
Foreign currency at value (Cost $160,090 for
  Emerging Markets and $164,018 for Foreign
  Value) (Note 2)                                                    --             --             --        162,772        166,876
Cash                                                            279,933          1,900         69,619      1,295,951          4,722
Dividends, interest and foreign tax reclaims
  receivable                                                     63,434          5,197         41,327         46,318        426,384
Receivable for investments sold                                 245,802        133,577             --        214,457        476,426
Receivable for shares of beneficial interest sold                 8,402             --         29,837        361,309         72,616
Other assets                                                     18,764          3,389         14,501          3,521         10,841
                                                           ------------   ------------   ------------   ------------   ------------
  Total assets                                               79,796,336     10,542,535     44,303,965     43,745,721    100,748,265
                                                           ------------   ------------   ------------   ------------   ------------
Liabilities:
Payable for investments purchased                             1,712,230        105,591             --      1,321,381        238,305
Payable for shares of beneficial interest
  repurchased                                                     5,633          7,573          7,673          1,167         48,578
Payable for compensation of Manager (Note 3)                     64,919          8,886         28,215         28,482         82,776
Payable for distribution fees (Note 3)                           29,085          1,914         18,497         16,408         18,230
Payable to custodian                                              3,546          2,100          3,046          5,530          8,385
Payable to transfer agent (Note 3)                                9,183            452          7,653          6,036         11,508
Other accrued expenses                                           31,489          3,036         28,730         23,989         40,613
                                                           ------------   ------------   ------------   ------------   ------------
  Total liabilities                                           1,856,085        129,552         93,814      1,402,993        448,395
                                                           ------------   ------------   ------------   ------------   ------------
Net assets                                                 $ 77,940,251   $ 10,412,983   $ 44,210,151   $ 42,342,728   $100,299,870
                                                           ============   ============   ============   ============   ============
Net Assets consist of:
Shares of beneficial interest                              $ 55,109,913   $ 12,146,612   $ 52,217,425   $ 30,226,129   $ 75,347,630
Undistributed net investment income (loss)                           --        (23,389)            --         28,897        761,216
Accumulated net realized loss on investments and
 foreign denominated assets, liabilities and currency        (1,753,311)    (2,757,929)   (10,651,290)      (728,258)    (4,896,568)
Unrealized appreciation (depreciation) of investments
 and foreign denominated assets, liabilities and currency    24,583,649      1,047,689      2,644,016     12,815,960     29,087,592
                                                           ------------   ------------   ------------   ------------   ------------
                                                           $ 77,940,251   $ 10,412,983   $ 44,210,151   $ 42,342,728   $100,299,870
                                                           ------------   ------------   ------------   ------------   ------------
Investments, at cost                                       $ 54,596,352   $  9,350,783   $ 41,504,665   $ 28,727,826   $ 70,513,961
                                                           ------------   ------------   ------------   ------------   ------------
Net assets
 Ordinary Shares                                           $ 69,850,970   $  8,953,273   $ 43,463,096   $ 39,977,289   $ 88,424,921
 Institutional Shares                                      $  8,089,281   $  1,459,710   $    747,055   $  2,365,439   $ 11,874,949
Shares of beneficial interest outstanding
 (Unlimited number of shares authorized)
 Ordinary Shares                                              3,505,677        696,920      3,565,804      3,145,888      6,550,211
 Institutional Shares                                           376,675        109,394         59,053        184,513        877,639
Net asset value and offering price per share*
 Ordinary Shares                                           $      19.93   $      12.85   $      12.19   $      12.71   $      13.50
 Institutional Shares                                      $      21.48   $      13.34   $      12.65   $      12.82   $      13.53

* A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. In addition, no deferred sales charge is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996. A redemption fee of 2% is withheld and paid to the fund on redemptions of Institutional Shares made within 60 days of purchase.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS Year Ended March 31, 2004

                                                                                      Growth and     Emerging      Foreign
                                                          Small Cap      Mid Cap        Income       Markets        Value
Investment Income:
 Dividends*                                              $   561,646   $    77,167   $   675,131   $   578,981   $ 2,254,092
 Interest                                                      2,914           486            --           535        17,119
 Other Income (Note 10)                                           --            --            --            --       524,884
                                                         -----------   -----------   -----------   -----------   -----------
Total investment income                                      564,560        77,653       675,131       579,516     2,796,095
                                                         -----------   -----------   -----------   -----------   -----------
Expenses:
 Compensation of Manager (Note 3)                            643,292       100,999       317,024       193,225       738,584
 Distribution fees, Ordinary Shares (Note 3)                 286,503        21,880       207,892       108,690       183,651
 Custodian fees                                               43,200        41,650        46,375        81,800       116,424
 Transfer agent fees (Note 3):
  Ordinary Shares                                            101,070        16,711        73,364        38,110       123,359
  Institutional Shares                                        11,826         2,377         1,343         3,926        11,440
 Audit and legal                                              51,753         8,267        34,634        18,604        57,286
 Registration fees                                            21,100         3,340        14,042         7,845        23,472
 Insurance                                                    22,995         3,709        15,581         7,931        25,273
 Compensation of Trustees (Note 3)                             9,494         1,531         6,434         3,275        10,411
 Printing                                                     17,992         2,831        11,881         6,861        20,257
 Miscellaneous (Note 3)                                       44,955         8,616        31,144        16,845        29,493
                                                         -----------   -----------   -----------   -----------   -----------
  Total expenses before waivers and/or reimbursements,
   and reductions                                          1,254,180       211,911       759,714       487,112     1,339,650
  Waivers and/or reimbursements of expenses (Note 3)              --            --            --            --            --
  Fees reduced by credits allowed by Custodian (Note 3)           --            --        (1,895)         (150)       (1,175)
                                                         -----------   -----------   -----------   -----------   -----------
Expenses, net                                              1,254,180       211,911       757,819       486,962     1,338,475
                                                         -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)                              (689,620)     (134,258)      (82,688)       92,554     1,457,620
                                                         -----------   -----------   -----------   -----------   -----------
Realized and Unrealized Gain (Loss) on Investments,
 Foreign Currency and Foreign Translation:
 Net realized gain (loss) (Note 2) on:
  Investments**                                            6,440,208     1,000,811      (989,329)    3,006,103     4,171,062
  Foreign denominated assets, liabilities and currency            --            --            --       (11,632)      (31,598)
 Change in unrealized appreciation (depreciation) of:
  Investments                                             23,278,090     2,659,058    11,001,219    13,078,150    32,161,259
  Foreign denominated assets, liabilities and currency            --            --            --      (117,703)        9,815
                                                         -----------   -----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)                  29,718,298     3,659,869    10,011,890    15,954,918    36,310,538
                                                         -----------   -----------   -----------   -----------   -----------
 Net increase (decrease) in net assets resulting from
  operations                                             $29,028,678   $ 3,525,611   $ 9,929,202   $16,047,472   $37,768,158
                                                         ===========   ===========   ===========   ===========   ===========

* Dividends are net of foreign withholding taxes of $393 for Small Cap, $283 for Mid Cap, $3,981 for Growth and Income, $67,675 for Emerging Markets and $228,205 for Foreign Value.
** Net realized gain (loss) on Investments are net of foreign withholding taxes of $52,482 for Emerging Markets.


   The accompanying notes are an integral part of these financial statements.

                                                                              23
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         ------ Small Cap------
                                                                       Year ended       Year ended
                                                                     March 31, 2004   March 31, 2003
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                         $  (689,620)    $     (414,210)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities and currency                                      6,440,208         (8,344,475)
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                         23,278,090        (11,993,404)
                                                                      -----------     --------------
 Net increase (decrease) in net assets resulting from operations       29,028,678        (20,752,089)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                              --                 --
  Institutional Shares                                                         --                 --
 Net realized gains
  Ordinary Shares                                                              --         (2,666,295)
  Institutional Shares                                                         --           (320,818)
                                                                      -----------     --------------
                                                                               --         (2,987,113)
                                                                      -----------     --------------

Fund share transactions, net (Note 9)                                     906,907         (1,120,785)
Issued in connection with merger (Note 10)                                     --                 --
                                                                      -----------     --------------
Increase (decrease) in net assets                                      29,935,585        (24,859,987)
Net assets beginning of year                                           48,004,666         72,864,653
                                                                      -----------     --------------
Net assets end of year*                                               $77,940,251     $   48,004,666
                                                                      ===========     ==============
*  Includes undistributed net investment income (loss) of             $        --     $           --

                                                                          ------ Mid Cap------
                                                                       Year ended       Year ended
                                                                     March 31, 2004   March 31, 2003
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                         $   (134,258)   $    (138,199)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities and currency                                       1,000,811       (2,099,008)
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                           2,659,058       (2,764,272)
                                                                      ------------    -------------
 Net increase (decrease) in net assets resulting from operations         3,525,611       (5,001,479)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                               --               --
  Institutional Shares                                                          --               --
 Net realized gains
  Ordinary Shares                                                               --               --
  Institutional Shares                                                          --               --
                                                                      ------------    -------------
                                                                                --               --
                                                                      ------------    -------------

Fund share transactions, net (Note 9)                                   (1,319,735)      (2,814,710)
Issued in connection with merger (Note 10)                                      --               --
                                                                      ------------    -------------
Increase (decrease) in net assets                                        2,205,876       (7,816,189)
Net assets beginning of year                                             8,207,107       16,023,296
                                                                      ------------    -------------
Net assets end of year*                                               $ 10,412,983    $   8,207,107
                                                                      ============    =============
*  Includes undistributed net investment income (loss) of             $    (23,389)   $          --

                                                                          ---- Growth and Income----
                                                                       Year ended              Year ended
                                                                     March 31, 2004          March 31, 2003
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                         $    (82,688)          $     (259,955)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities and currency                                        (989,329)              (5,342,185)
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                          11,001,219               (8,485,653)
                                                                      ------------           --------------
 Net increase (decrease) in net assets resulting from operations         9,929,202              (14,087,793)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                               --                       --
  Institutional Shares                                                          --                       --
 Net realized gains
  Ordinary Shares                                                               --                       --
  Institutional Shares                                                          --                       --
                                                                      ------------           --------------
                                                                                --                       --
                                                                      ------------           --------------

Fund share transactions, net (Note 9)                                   (2,792,155)              (5,718,056)
Issued in connection with merger (Note 10)                                      --                       --
                                                                      ------------           --------------
Increase (decrease) in net assets                                        7,137,047              (19,805,849)
Net assets beginning of year                                            37,073,104               56,878,953
                                                                      ------------           --------------
Net assets end of year*                                               $ 44,210,151           $   37,073,104
                                                                      ============           ==============
*  Includes undistributed net investment income (loss) of             $         --           $           --


   The accompanying notes are an integral part of these financial statements.

                                                                              24
--------------------------------------------------------------------------------

                                                                                            ---- Emerging Markets----
                                                                                           Year ended       Year ended
                                                                                         March 31, 2004   March 31, 2003
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                                             $    92,554      $    105,272
 Net realized gain (loss) on investments, foreign denominated assets, liabilities and
  currency                                                                                  2,994,471        (1,283,376)
 Unrealized appreciation (depreciation) of investments and foreign denominated assets,
  liabilities and currency                                                                 12,960,447          (762,353)
                                                                                          -----------      ------------
 Net increase (decrease) in net assets resulting from operations                           16,047,472        (1,940,457)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                                             (58,847)          (68,156)
  Institutional Shares                                                                        (18,812)           (3,640)
 Net realized gains
  Ordinary Shares                                                                                  --                --
  Institutional Shares                                                                             --                --
                                                                                          -----------      ------------
                                                                                              (77,659)          (71,796)
                                                                                          -----------      ------------
Fund share transactions, net (Note 9)                                                      14,884,353           532,679
Issued in connection with merger (Note 10)                                                         --                --
                                                                                          -----------      ------------
Increase (decrease) in net assets                                                          30,854,166        (1,479,574)
Net assets beginning of year                                                               11,488,562        12,968,136
                                                                                          -----------      ------------
Net assets end of year*                                                                   $42,342,728      $ 11,488,562
                                                                                          ===========      ============
*  Includes undistributed net investment income (loss) of                                 $    28,897      $     43,659

                                                                                             ---- Foreign Value----
                                                                                           Year ended       Year ended
                                                                                         March 31, 2004   March 31, 2003
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                                             $  1,457,620    $    385,476
 Net realized gain (loss) on investments, foreign denominated assets, liabilities and
  currency                                                                                   4,139,464         205,747
 Unrealized appreciation (depreciation) of investments and foreign denominated assets,
  liabilities and currency                                                                  32,171,074      (7,307,887)
                                                                                          ------------    ------------
 Net increase (decrease) in net assets resulting from operations                            37,768,158      (6,716,664)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                                             (747,094)       (204,146)
  Institutional Shares                                                                         (77,043)         (9,338)
 Net realized gains
  Ordinary Shares                                                                                   --              --
  Institutional Shares                                                                              --              --
                                                                                          ------------    ------------
                                                                                              (824,137)       (213,484)
                                                                                          ------------    ------------
Fund share transactions, net (Note 9)                                                        1,658,245       3,980,305
Issued in connection with merger (Note 10)                                                  31,367,851              --
                                                                                          ------------    ------------
Increase (decrease) in net assets                                                           69,970,117      (2,949,843)
Net assets beginning of year                                                                30,329,753      33,279,596
                                                                                          ------------    ------------
Net assets end of year*                                                                   $100,299,870    $ 30,329,753
                                                                                          ============    ============
*  Includes undistributed net investment income (loss) of                                 $    761,216    $    156,999


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                        Income from
                                               -- Investment Operations(a)--
                             Net Asset        Net        Net Realized
                              Value at    Investment    and Unrealized   Total from
                             Beginning      Income        Gain (Loss)    Investment
                             of Period   (Loss)(b)(c)    on Securities   Operations
Small Cap
Ordinary Shares
Year Ended March 31, 2004     $12.44         (0.19)            7.68           7.49
Year Ended March 31, 2003     $18.71         (0.12)           (5.32)         (5.44)
Year Ended March 31, 2002     $17.46         (0.22)            1.48           1.26
Year Ended March 31, 2001     $24.82         (0.22)           (4.18)         (4.40)
Year Ended March 31, 2000     $14.60         (0.24)           10.46          10.22

Institutional Shares
Year Ended March 31, 2004     $13.34         (0.11)            8.25           8.14
Year Ended March 31, 2003     $19.88         (0.05)           (5.66)         (5.71)
Year Ended March 31, 2002     $18.46         (0.14)            1.57           1.43
Year Ended March 31, 2001     $25.92         (0.10)           (4.40)         (4.50)
Year Ended March 31, 2000     $15.17         (0.15)           10.90          10.75

Mid Cap
Ordinary Shares
Year Ended March 31, 2004     $ 8.92         (0.16)            4.09           3.93
Year Ended March 31, 2003     $13.46         (0.14)           (4.40)         (4.54)
Year Ended March 31, 2002     $13.45         (0.17)            0.19           0.02
Year Ended March 31, 2001     $24.68         (0.20)           (6.54)         (6.74)
Year Ended March 31, 2000     $15.46         (0.19)           10.74          10.55

Institutional Shares
Year Ended March 31, 2004     $ 9.24         (0.13)            4.23           4.10
Year Ended March 31, 2003     $13.91         (0.11)           (4.56)         (4.67)
Year Ended March 31, 2002     $13.86         (0.14)            0.20           0.06
Year Ended March 31, 2001     $25.21         (0.14)           (6.72)         (6.86)
Year Ended March 31, 2000     $15.65         (0.19)           11.08          10.89

Growth and Income
Ordinary Shares
Year Ended March 31, 2004     $ 9.58         (0.02)            2.63           2.61
Year Ended March 31, 2003     $12.87         (0.06)           (3.23)         (3.29)
Year Ended March 31, 2002     $13.95         (0.12)           (0.48)         (0.60)
Year Ended March 31, 2001     $25.88         (0.22)           (8.34)         (8.56)
Year Ended March 31, 2000     $21.26         (0.25)           10.21           9.96

Institutional Shares
Year Ended March 31, 2004     $ 9.90           0.03            2.72           2.75
Year Ended March 31, 2003     $13.23         (0.01)           (3.32)         (3.33)
Year Ended March 31, 2002     $14.25         (0.05)           (0.49)         (0.54)
Year Ended March 31, 2001     $26.22         (0.12)           (8.48)         (8.60)
Year Ended March 31, 2000     $21.37         (0.14)           10.33          10.19

                                                                                                                ---- Ratios
                                                                                                                    and
                                                                                                                Supplementa
                                                                                                                    al
                                                                                                                 Data----
                                                                                                                 Ratio of
                                                                                                                Expenses to
                                                                                                                  Average
                                                                                                                  -- Net
                                                                                                                Assets(e)(f
                                       ---- Distributions----                                                      f)--
                              Dividends   Distributions                                             Net Assets
                              from Net         from                       Net Asset                   End of
                             Investment      Realized         Total       Value End      Total        Period     Excluding
                               Income     Capital Gains   Distributions   of Period    Return(d)      (000's)     Credits
Small Cap
Ordinary Shares
Year Ended March 31, 2004   --                   --              --        $19.93         60.21%      $69,851       2.00%
Year Ended March 31, 2003   --                (0.83)          (0.83)       $12.44        (29.24)%     $42,545       2.04%
Year Ended March 31, 2002   --                (0.01)          (0.01)       $18.71          7.19%      $65,153       1.97%
Year Ended March 31, 2001   --                (2.96)(g)       (2.96)       $17.46        (18.49)%     $60,320       1.92%
Year Ended March 31, 2000   --                   --              --        $24.82         70.00%      $74,289       1.97%

Institutional Shares
Year Ended March 31, 2004   --                   --              --        $21.48         61.02%      $ 8,089       1.50%
Year Ended March 31, 2003   --                (0.83)          (0.83)       $13.34        (28.87)%     $ 5,459       1.54%
Year Ended March 31, 2002   --                (0.01)          (0.01)       $19.88          7.72%      $ 7,712       1.47%
Year Ended March 31, 2001   --                (2.96)(g)       (2.96)       $18.46        (18.07)%     $ 8,257       1.42%
Year Ended March 31, 2000   --                   --              --        $25.92         70.86%      $ 6,501       1.47%

Mid Cap
Ordinary Shares
Year Ended March 31, 2004   --                   --              --        $12.85         44.06%      $ 8,953       2.13%
Year Ended March 31, 2003   --                   --              --        $ 8.92        (33.73)%     $ 7,162       2.07%
Year Ended March 31, 2002   --                (0.01)          (0.01)       $13.46          0.16%      $14,413       1.91%
Year Ended March 31, 2001   --                (4.49)(h)       (4.49)       $13.45        (29.51)%     $15,214       1.79%
Year Ended March 31, 2000   --                (1.33)          (1.33)       $24.68         71.41%      $19,921       1.67%

Institutional Shares
Year Ended March 31, 2004   --                   --              --        $13.34         44.37%      $ 1,460       1.88%
Year Ended March 31, 2003   --                   --              --        $ 9.24        (33.57)%     $ 1,045       1.82%
Year Ended March 31, 2002   --                (0.01)          (0.01)       $13.91          0.44%      $ 1,610       1.66%
Year Ended March 31, 2001   --                (4.49)(h)       (4.49)       $13.86        (29.35)%     $ 1,660       1.58%
Year Ended March 31, 2000   --                (1.33)          (1.33)       $25.21         72.81%      $   986       1.67%
Growth and Income
Ordinary Shares
Year Ended March 31, 2004   --                   --              --        $12.19         27.24%      $43,463       1.81%
Year Ended March 31, 2003   --                   --              --        $ 9.58        (25.56)%     $36,484       1.79%
Year Ended March 31, 2002   --                (0.48)          (0.48)       $12.87        ( 4.44)%     $55,464       1.72%
Year Ended March 31, 2001   --                (3.37)          (3.37)       $13.95        (35.20)%     $60,587       1.66%
Year Ended March 31, 2000   --                (5.34)          (5.34)       $25.88         51.46%      $96,477       1.70%

Institutional Shares
Year Ended March 31, 2004   --                   --              --        $12.65         27.78%      $   747       1.31%
Year Ended March 31, 2003   --                   --              --        $ 9.90        (25.17)%     $   590       1.29%
Year Ended March 31, 2002   --                (0.48)          (0.48)       $13.23        ( 3.92)%     $ 1,415       1.22%
Year Ended March 31, 2001   --                (3.37)          (3.37)       $14.25        (34.89)%     $ 1,517       1.16%
Year Ended March 31, 2000   --                (5.34)          (5.34)       $26.22         52.32%      $ 2,354       1.20%

                                    ---- Ratios and Supplemental Data----
                             Ratio of Expenses to
                                    Average
                            -- Net Assets(e)(f)--
                                                                Net Investment
                                                   Including     Income (Loss)
                             Excluding              Custody       to Average       Portfolio
                              Credits     Gross     Credits    Net Assets(c)(e)   Turnover(e)
Small Cap
Ordinary Shares
Year Ended March 31, 2004       2.00%      2.00%      2.00%          (1.13)%           67%
Year Ended March 31, 2003       2.04%      2.04%      2.04%          (0.81)%           62%
Year Ended March 31, 2002       1.97%      1.97%      1.96%          (1.18)%           93%
Year Ended March 31, 2001       1.92%      1.92%      1.92%          (0.98)%           76%
Year Ended March 31, 2000       1.97%      1.97%      1.96%          (1.30)%          145%

Institutional Shares
Year Ended March 31, 2004       1.50%      1.50%      1.50%          (0.63)%           67%
Year Ended March 31, 2003       1.54%      1.54%      1.54%          (0.31)%           62%
Year Ended March 31, 2002       1.47%      1.47%      1.46%          (0.69)%           93%
Year Ended March 31, 2001       1.42%      1.42%      1.42%          (0.44)%           76%
Year Ended March 31, 2000       1.47%      1.47%      1.46%          (0.80)%          145%

Mid Cap
Ordinary Shares
Year Ended March 31, 2004       2.13%      2.13%      2.13%          (1.36)%          142%
Year Ended March 31, 2003       2.07%      2.07%      2.07%          (1.30)%           63%
Year Ended March 31, 2002       1.91%      1.91%      1.91%          (1.25)%           88%
Year Ended March 31, 2001       1.79%      1.83%      1.79%          (1.02)%           75%
Year Ended March 31, 2000       1.67%      1.92%      1.67%          (1.03)%          153%

Institutional Shares
Year Ended March 31, 2004       1.88%      1.88%      1.88%          (1.11)%          142%
Year Ended March 31, 2003       1.82%      1.82%      1.82%          (1.05)%           63%
Year Ended March 31, 2002       1.66%      1.66%      1.66%          (1.00)%           88%
Year Ended March 31, 2001       1.58%      1.58%      1.58%          (0.76)%           75%
Year Ended March 31, 2000       1.67%      1.67%      1.67%          (1.04)%          153%

Growth and Income
Ordinary Shares
Year Ended March 31, 2004       1.81%      1.81%      1.80%          (0.20)%          180%
Year Ended March 31, 2003       1.79%      1.79%      1.76%          (0.61)%           36%
Year Ended March 31, 2002       1.72%      1.72%      1.67%          (0.86)%           46%
Year Ended March 31, 2001       1.66%      1.66%      1.64%          (1.05)%           64%
Year Ended March 31, 2000       1.70%      1.70%      1.66%          (1.08)%           78%

Institutional Shares
Year Ended March 31, 2004       1.31%      1.31%      1.30%           0.30%           180%
Year Ended March 31, 2003       1.29%      1.29%      1.26%          (0.13)%           36%
Year Ended March 31, 2002       1.22%      1.22%      1.17%          (0.36)%           46%
Year Ended March 31, 2001       1.16%      1.16%      1.14%          (0.56)%           64%
Year Ended March 31, 2000       1.20%      1.20%      1.16%          (0.60)%           78%


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                        Income from
                                               -- Investment Operations(a)--
                             Net Asset        Net        Net Realized
                              Value at    Investment    and Unrealized   Total from
                             Beginning      Income        Gain (Loss)    Investment
                             of Period   (Loss)(b)(c)    on Securities   Operations
Emerging Markets
Ordinary Shares
Year Ended March 31, 2004     $ 6.12           0.04            6.58           6.62
Year Ended March 31, 2003     $ 7.24           0.06           (1.14)         (1.08)
Year Ended March 31, 2002     $ 6.57           0.04            0.68           0.72
Year Ended March 31, 2001     $ 9.39           0.05           (2.87)         (2.82)
Year Ended March 31, 2000     $ 6.59          (0.01)           2.83           2.82

Institutional Shares
Year Ended March 31, 2004     $ 6.17           0.04            6.68           6.72
Year Ended March 31, 2003     $ 7.30           0.07           (1.13)         (1.06)
Year Ended March 31, 2002     $ 6.62           0.08            0.69           0.77
Year Ended March 31, 2001     $ 9.48           0.09           (2.91)         (2.82)
Year Ended March 31, 2000     $ 6.64           0.04            2.85           2.89

Foreign Value
Ordinary Shares
Year Ended March 31, 2004     $ 7.80           0.22            5.60           5.82
Year Ended March 31, 2003     $ 9.67           0.10           (1.91)         (1.81)
Year Ended March 31, 2002     $ 8.66           0.06            0.97           1.03
Year Ended March 31, 2001     $ 9.05           0.10           (0.49)         (0.39)
Year Ended March 31, 2000     $ 8.36           0.04            0.97           1.01

Institutional Shares
Year Ended March 31, 2004     $ 7.83           0.30            5.56           5.86
Year Ended March 31, 2003     $ 9.72           0.12           (1.92)         (1.80)
Year Ended March 31, 2002     $ 8.68           0.09            0.98           1.07
Year Ended March 31, 2001     $ 9.06           0.14           (0.52)         (0.38)
Year Ended March 31, 2000     $ 8.37           0.12            0.91           1.03

                                                                                                                    ---- Ratios
                                                                                                                        and
                                                                                                                    Supplementa
                                                                                                                        al
                                                                                                                     Data----
                                                                                                                     Ratio of
                                                                                                                    Expenses to
                                                                                                                      Average
                                                                                                                      -- Net
                                                                                                                    Assets(e)(f
                                         ---- Distributions----                                                        f)--
                                Dividends     Distributions                                             Net Assets
                                from Net           from                       Net Asset                   End of
                               Investment        Realized         Total       Value End      Total        Period     Excluding
                                 Income       Capital Gains   Distributions   of Period    Return(d)      (000's)     Credits
Emerging Markets
Ordinary Shares
Year Ended March 31, 2004         (0.03)     --                   (0.03)       $12.71       108.18%      $39,977       2.07%
Year Ended March 31, 2003         (0.04)     --                   (0.04)       $ 6.12       (14.97)%     $11,207       2.30%
Year Ended March 31, 2002         (0.05)     --                   (0.05)       $ 7.24        11.11%      $10,931       2.32%
Year Ended March 31, 2001            --      --                      --        $ 6.57       (30.03)%     $ 9,598       2.30%
Year Ended March 31, 2000         (0.02)(i)  --                   (0.02)       $ 9.39        42.73%      $12,767       2.33%

Institutional Shares
Year Ended March 31, 2004         (0.07)     --                   (0.07)       $12.82       109.05%      $ 2,365       1.57%
Year Ended March 31, 2003         (0.07)     --                   (0.07)       $ 6.17       (14.58)%     $   282       1.80%
Year Ended March 31, 2002         (0.09)     --                   (0.09)       $ 7.30        11.78%      $ 2,037       1.82%
Year Ended March 31, 2001         (0.04)     --                   (0.04)       $ 6.62       (29.70)%     $ 1,935       1.80%
Year Ended March 31, 2000         (0.05)(i)  --                   (0.05)       $ 9.48        43.55%      $ 2,796       1.83%

Foreign Value
Ordinary Shares
Year Ended March 31, 2004         (0.12)     --                   (0.12)       $13.50        74.77%      $88,425       1.81%
Year Ended March 31, 2003         (0.06)     --                   (0.06)       $ 7.80       (18.80)%     $29,468       1.93%
Year Ended March 31, 2002         (0.02)     --                   (0.02)       $ 9.67        11.93%      $32,471       1.93%
Year Ended March 31, 2001            --      --                      --        $ 8.66       ( 4.30)%     $14,410       1.96%
Year Ended March 31, 2000         (0.32)(j)  --                   (0.32)       $ 9.05        12.17%      $13,595       1.90%

Institutional Shares
Year Ended March 31, 2004         (0.16)     --                   (0.16)       $ 13.53        75.07%      $11,875       1.56%
Year Ended March 31, 2003         (0.09)     --                   (0.09)       $  7.83       (18.62)%     $   862       1.68%
Year Ended March 31, 2002         (0.03)     --                   (0.03)       $  9.72        12.37%      $   809       1.69%
Year Ended March 31, 2001            --      --                      --        $  8.68       ( 4.18)%     $   616       1.71%
Year Ended March 31, 2000         (0.34)(j)  --                   (0.34)       $  9.06        12.37%      $ 1,204       1.61%

                                    ---- Ratios and Supplemental Data----
                             Ratio of Expenses to
                                    Average
                            -- Net Assets(e)(f)--
                                                     Net Investment
                                        Including     Income (Loss)
                                         Custody       to Average       Portfolio
                               Gross     Credits    Net Assets(c)(e)   Turnover(e)
Emerging Markets
Ordinary Shares
Year Ended March 31, 2004       2.07%      2.07%           0.39%            45%
Year Ended March 31, 2003       2.46%      2.29%           0.88%           150%
Year Ended March 31, 2002       2.32%      2.31%           0.67%            38%
Year Ended March 31, 2001       2.30%      2.30%           0.62%            42%
Year Ended March 31, 2000       2.33%      2.33%          (0.07)%           31%

Institutional Shares
Year Ended March 31, 2004       1.57%      1.57%           0.36%            45%
Year Ended March 31, 2003       1.96%      1.79%           1.22%           150%
Year Ended March 31, 2002       1.82%      1.81%           1.18%            38%
Year Ended March 31, 2001       1.80%      1.80%           1.10%            42%
Year Ended March 31, 2000       1.83%      1.83%           0.52%            31%

Foreign Value
Ordinary Shares
Year Ended March 31, 2004       1.81%      1.81%           1.90%            48%
Year Ended March 31, 2003       1.93%      1.93%           1.20%             7%
Year Ended March 31, 2002       1.93%      1.92%           0.74%             9%
Year Ended March 31, 2001       1.97%      1.96%           1.12%            45%
Year Ended March 31, 2000       2.06%      1.90%           0.40%            30%

Institutional Shares
Year Ended March 31, 2004       1.56%      1.56%           2.52%            48%
Year Ended March 31, 2003       1.68%      1.68%           1.40%             7%
Year Ended March 31, 2002       1.69%      1.68%           0.99%             9%
Year Ended March 31, 2001       1.72%      1.71%           1.53%            45%
Year Ended March 31, 2000       1.77%      1.61%           1.67%            30%

(a)  Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. Effective August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e)  Periods less than one year are annualized.
(f)  Ratio of expenses to average net assets shows:
     Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).
     Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).
     Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).
(g) Distributions from realized capital gains include distributions in excess of realized capital gains of $ 0.35 per share.
(h) Distributions from realized capital gains include distributions in excess of realized capital gains of $ 0.38 per share.
(i) Distributions from net investment income includes distributions in excess of current net investment income of $ 0.02 per share for Ordinary Shares and $ 0.05 per share for Institutional Shares.
(j) Distribution from net investment income includes distributions in excess of current net investment income of $ 0.02 per share for Ordinary Shares, and $ 0.02 per share for Institutional Shares.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds d/b/a "Quant Funds" (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has five series (each a "Fund" and collectively the "Funds") each with a distinct investment objective: Quant Small Cap Fund, Quant Mid Cap Fund, Quant Growth and Income Fund, Quant Emerging Markets Fund, and Quant Foreign Value Fund.

The Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in com- mon stocks of companies with smaller market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quant Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by investing primarily in common stock of companies with medium market capitalizations.

The Quant Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying dividends.

The Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quant Foreign Value Fund ("Foreign Value") seeks long- term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the Funds' Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value as determined in good faith using procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at


--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Fund for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own transfer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement (the "Management Agreement") with Quantitative Investment Advisors, Inc. (the "Manager") d/b/a Quantitative Advisors. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net asset value of Small Cap, Mid Cap and Foreign Value; 0.75% of the average daily net total asset value of the Growth and Income Fund; and 0.80% of the average daily total net asset value of Emerging Markets.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap and Growth and Income to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fiscal year. The Distribution Agreement calls for the distributor, U.S. Boston Capital Corporation (the "Distributor") to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also voluntarily agreed to waive fees or assume certain operating expenses of Emerging Markets in order to reduce the total expenses of this Fund to no more than 2.25% of its average net assets. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the fiscal year ended March 31, 2004, aggregate management fees were $1,993,124.

The Manager has entered into advisory contracts with the following sub advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Mid Cap), SSgA Funds Management, Inc. (Growth and Income), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap--0.50% of average daily total net assets; Mid Cap and Emerging Markets--0.40% of average daily total net assets; Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value--0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the "Distribution Agreement ") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average daily total net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income and Emerging Markets and (ii) 0.25% of the average daily total net asset value of Ordinary Shareholder accounts of Mid Cap and Foreign Value open during the period the plan is in effect. Holders of Institutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2004, the aggregate distribution fees of the Funds were $808,616.

A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemptions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 2004, such fees earned by the Distributor were $60,425.


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the fiscal year ended March 31, 2004, the aggregate fees of the Funds were $383,526.

The Transfer Agent also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and EDGAR administration services. These services are provided as additional services agreed to by the Board of Trustees of the Funds under the provisions of the Transfer Agent Agreement. For the fiscal year ended March 31, 2004, aggregate transfer agent fees were $127,410.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Purchases and Sales.

During the fiscal year ended March 31, 2004, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Mid Cap, Growth and Income, Emerging Markets and Foreign Value were $41,250,246, $13,631,905, $75,240,564, $24,951,478 and $33,919,696,
respectively. Sales of such securities for the Funds were $42,464,206, $15,187,343, $77,485,150, $10,363,319 and $40,883,407, respectively.

5. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company. The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a class of shares of a Fund and the total percentage of the class held by such shareholders.

                            5% or Greater Shareholders
                            ---------------------------
Fund                         Number     % of class Held
Small Cap Inst.                7              67%
Mid Cap Ord.                   1               7%
Mid Cap Inst.                  3              82%
Growth and Income Inst.        1              61%
Emerging Markets Ord.          2              20%
Emerging Markets Inst.         4              95%
Foreign Value Inst.            4              56%

7. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following table represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted in the table represent net capital loss carryovers as of March 31, 2004 which may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between March 31, 2009 and March 31, 2012. Foreign Values capital loss

[Logo]                                                              QUANT FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

carryover was acquired during the merger and may be subject to annual limitations under applicable tax laws and therefore may expire unutilized.

In 2004, the Portfolios noted in the table incurred "Post-October" losses during the period from November 1, 2003 through March 31, 2004. These losses will be deferred for tax purposes and recognized on April 1, 2004.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by REITS, mark to market on PFICs held and foreign capital gains taxes accrued. The net tax appreciation/depreciation in the table includes unrealized tax gain
(loss) on foreign currency and investments.

                           Undistributed     Undistributed                           Post-           Net Tax
                              Ordinary         Long-Term         Accumulated        October       Appreciation/
Portfolio                      Income            Gains         Capital Losses       Deferral      Depreciation
-----------------------   ---------------   ---------------   ----------------   -------------   --------------
Small Cap Fund                $     --         $       --      $  (1,746,159)     $       --      $ 24,576,497
Mid Cap Fund                    63,978                 --         (2,749,733)             --           952,125
Growth & Income Fund                --                 --         (9,972,045)       (529,476)        2,494,247
Emerging Markets Fund          318,476                 --           (726,971)         (2,166)       12,523,043
Foreign Value Fund             797,734          1,883,138         (6,779,706)        (36,518)       29,087,592

The tax composition of dividends was as follows:

                           Ordinary       Long-Term       Tax Return
Portfolio                   Income      Capital Gains     Of Capital
-----------------------   ----------   ---------------   -----------
Small Cap Fund             $     --       $       --      $     --
Mid Cap Fund                     --               --            --
Growth & Income Fund             --               --            --
Emerging Markets Fund        77,659               --            --
Foreign Value Fund          824,137               --            --

For the fiscal year ended March 31, 2004 Small Cap, Mid Cap and Growth and Income incurred net operating losses of $ 689,620, $134,258 and $82,688, respectively. These net operating losses were reclassed to Shares of Beneficial Interest.

Capital loss carryovers in the amount of $3,983,237, $72,309, $2,713,848, and $2,070,735 were utilized by Small Cap, Mid Cap, Emerging Markets and Foreign Value, respectively during the fiscal year ending March 31, 2004.

Emerging Markets Fund and Foreign Value Fund have elected to pass through to shareholders foreign taxes under section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

                                      Foreign                  Foreign
                                       Taxes                   Source
Portfolio                              Paid                    Income
-----------------------             -----------             ------------
Emerging Markets Fund                $ 60,981                $  646,656
Foreign Value Fund                    228,205                 2,482,297


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

9. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                                              Year Ended                          Year Ended
                                                            March 31, 2004                      March 31, 2003
                                                   ---------------------------------   ---------------------------------
                                                       Shares           Dollars            Shares           Dollars
Small Cap
Ordinary Shares:
Shares sold                                            252,564       $   4,267,980         215,254       $   3,076,767
Shares issued in reinvestment of distributions              --                  --         195,678           2,537,939
Shares redeemed                                       (167,765)         (2,773,720)       (472,044)         (7,028,240)
                                                      --------       -------------        --------       -------------
Net change                                              84,799           1,494,260         (61,112)         (1,413,534)
                                                      ========       -------------        ========       -------------
Institutional Shares:
Shares sold                                             16,811             301,231          39,208             538,564
Shares issued in reinvestment of distributions              --                  --          23,033             319,936
Shares redeemed                                        (49,473)           (888,584)        (40,733)           (565,751)
                                                      --------       -------------        --------       -------------
Net change                                             (32,662)           (587,353)         21,508             292,749
                                                      ========       -------------        ========       -------------
Total net change for fund                                            $     906,907                       $  (1,120,785)
                                                                     =============                       =============
Mid Cap
Ordinary Shares:
Shares sold                                             53,963       $     626,964          21,733       $     228,073
Shares issued in reinvestment of distributions              --                  --              --                  --
Shares redeemed                                       (160,172)         (1,897,431)       (289,137)         (3,003,039)
                                                      --------       -------------        --------       -------------
Net change                                            (106,209)         (1,270,467)       (267,404)         (2,774,966)
                                                      ========       -------------        ========       -------------
Institutional Shares:
Shares sold                                              2,713              32,996           6,419              73,479
Shares issued in reinvestment of distributions              --                  --              --                  --
Shares redeemed                                         (6,445)            (82,264)         (9,037)           (113,223)
                                                      --------       -------------        --------       -------------
Net change                                              (3,732)            (49,268)         (2,618)            (39,744)
                                                      ========       -------------        ========       -------------
Total net change for fund                                            $  (1,319,735)                      $  (2,814,710)
                                                                     =============                       =============
Growth and Income
Ordinary Shares:
Shares sold                                            239,973       $   2,692,932         382,344       $   4,012,860
Shares issued in reinvestment of distributions              --                  --              --                  --
Shares redeemed                                       (482,176)         (5,477,603)       (883,975)         (9,180,513)
                                                      --------       -------------        --------       -------------
Net change                                            (242,203)         (2,784,671)       (501,631)         (5,167,653)
                                                      ========       -------------        ========       -------------
Institutional Shares:
Shares sold                                              3,033              35,826           8,716              88,187
Shares issued in reinvestment of distributions              --                  --              --                  --
Shares redeemed                                         (3,558)            (43,310)        (56,136)           (638,590)
                                                      --------       -------------        --------       -------------
Net change                                                (525)             (7,484)        (47,420)           (550,403)
                                                      ========       -------------        ========       -------------
Total net change for fund                                            $  (2,792,155)                      $  (5,718,056)
                                                                     =============                       =============


--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

                                                               Year Ended                           Year Ended
                                                             March 31, 2004                       March 31, 2003
                                                   ----------------------------------   -----------------------------------
                                                        Shares            Dollars            Shares            Dollars
Emerging Markets
Ordinary Shares:
Shares sold                                         1,696,645       $ 18,776,815          407,297         $ 2,664,187
Shares issued in reinvestment of distributions          5,393             57,864           10,089              65,878
Shares redeemed                                      (386,665)        (4,433,853)         (96,031)           (615,235)
                                                    ---------       ------------         --------         -----------
Net change                                          1,315,373         14,400,826          321,355           2,114,830
                                                    =========       ------------         ========         -----------
Institutional Shares:
Shares sold                                           707,815          6,072,769           22,811             141,738
Shares issued in reinvestment of distributions          1,740             18,812              554               3,640
Shares redeemed                                      (570,765)        (5,608,054)        (256,891)         (1,727,529)
                                                    ---------       ------------         --------         -----------
Net change                                            138,790            483,527         (233,526)         (1,582,151)
                                                    =========       ------------         ========         -----------
Total net change for fund                                           $ 14,884,353                          $   532,679
                                                                    ============                          ===========
Foreign Value
Ordinary Shares:
Shares sold                                           876,002       $ 10,131,860          738,198         $ 6,427,157
Shares issued in connection with merger             2,926,596         25,358,259               --                  --
Shares issued in reinvestment of distributions         58,966            711,128           23,355             195,477
Shares redeemed                                    (1,088,356)       (11,507,680)        (341,169)         (2,885,871)
                                                   ----------       ------------         --------         -----------
Net change                                          2,773,208         24,693,567          420,384           3,736,763
                                                   ==========       ------------         ========         -----------
Institutional Shares:
Shares sold                                           451,170          5,653,044           25,722             234,210
Shares issued in connection with merger               691,037          6,009,592               --                  --
Shares issued in reinvestment of distributions          5,630             68,008            1,113               9,338
Shares redeemed                                      (380,277)        (3,398,115)              (1)                 (6)
                                                   ----------       ------------         --------         -----------
Net change                                            767,560          8,332,529           26,834             243,542
                                                   ==========       ------------         ========         -----------
Total net change for fund                                           $ 33,026,096                          $ 3,980,305
                                                                    ============                          ===========

10. Merger

On May 2, 2003, the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust, were acquired by Foreign Value. The merger was pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization periods.

The merger was accomplished by a tax-free exchange of 2,926,596 Ordinary shares of Foreign Value for the 3,345,711 Class A,B,C and B(1) shares of SSR and 691,037 Institutional shares of Foreign Value for the 752,288 Class S shares of SSR, outstanding on May 2, 2003. The net assets of SSR and Foreign Value immediately before the merger were $31,367,851 and $33,802,582, respectively. SSR's unrealized depreciation of $329,247 was combined with that of Foreign Value. Immediately after the merger, the combined net assets were $65,170,433.

Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584. These acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended.


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

On February 19, 2004, State Street Research Investment Services, Inc., the distributor for the State Street Research International Equity Fund (the "SSR Distributor"), entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") resolving all outstanding issues relating to an investigation by the NASD of the SSR Distributor's email retention practices and supervision of trading activity in shares of the State Street Research mutual funds (the "State Street Funds"). The SSR Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to the SSR Distributor's compliance with document retention requirements and the SSR Distributor's supervision of enforcement of shareholder exchange limitations set forth in the State Street Fund's prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the SSR Distributor. As part of this agreement the SSR Distributor made a payment of $522,943 to Foreign Value in compensation for losses incurred by SSR relating to the exchange of SSR Fund shares beyond the annual limit set forth in the SSR Fund's prospectus, which is included in Other Income in the Statement of Operations.

The Fund is not aware of any other material ongoing investigation or litigation involving the SSR Distributor as of the date of this report. Additionally, the Fund has no special arrangements with the SSR Distributor to reimburse the Fund for potential shareholder litigation costs. The Fund believes that this settlement addresses all outstanding concerns regarding this matter and the Fund does not anticipate any additional actions will need to be taken in light of this settlement.

11. Designation Requirements (Unaudited)

                      Qualified Dividend Income Percentage
--------------------------------------------------------------------------------

Mid Cap Fund              100%
Emerging Markets Fund     100%
Foreign Value Fund        100%


--------------------------------------------------------------------------------

[Logo]                                                              QUANT FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Quantitative Group of Funds d/b/a Quant Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Quantitative Group of Funds d/b/a Quant Funds (hereafter referred to as the "Funds") at March 31, 2004, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 7, 2004


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

INTERESTED TRUSTEES* AND OFFICERS:

The business address of each interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

                     Position(s) Held                                     Number of
                     With Company,                                        Portfolios in
                     Term of Office                                       Fund Complex
Name, Address        And Length of      Principal Occupation(s)           Overseen by    Other Directorships
and (Age)            Time Served**      During Past Five Years**          Director       Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Leon Okurowski       Trustee,           Director and Vice President,            5        AB&T
(61)                 Vice President     U.S. Boston Capital Corporation                  Everest USB Canadian Storage, Inc.
                     and Treasurer                                                       Quantitative Investment Advisors, Inc.

                                                                                         U.S. Boston Corporation
                                                                                         U.S. Boston Asset Management Corporation
                                                                                         USB Corporation
                                                                                         USB Everest Management LLC
                                                                                         USB Everest Storage LLC
                                                                                         USB Greenville-86, Inc.
                                                                                         USB-85 Restaurant Associates, Inc.
                                                                                         USB Atlantic Associates, Inc.
                                                                                         U.S. Boston Insurance Agency, Inc.
                                                                                         U.S. Boston Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Willard L. Umphrey   Trustee,           Director, U.S. Boston Capital           5        AB&T
(62)                 President,         Corporation                                      U.S. Boston Corporation
                     Chairman                                                            U.S. Boston Asset Management Corporation
                                                                                         Quantitative Investment Advisors, Inc.
                                                                                         USB Corporation
                                                                                         USB Greenville-86, Inc.
                                                                                         USB-85 Restaurant Associates, Inc.
                                                                                         USB Atlantic Associates, Inc.
                                                                                         U.S. Boston Insurance Agency, Inc.
                                                                                         Pear Tree Royalty Company, Inc.
                                                                                         U.S. Boston Capital Corporation
                                                                                         -----------------------------------------


--------------------------------------------------------------------------------

[Logo]                                                              QUANT FUNDS
-------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES:

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

                      Position(s) Held                                          Number of
                      With Company,                                             Portfolios in
                      Term of Office                                            Fund Complex
Name, Address         And Length of      Principal Occupation(s)                Overseen by    Other Directorships
and (Age)             Time Served**      During Past Five Years**               Director       Held by Director
----------------------------------------------------------------------------------------------------------------------------------
Robert M. Armstrong   Trustee            President, Alumni Career                     5        Rails-to-Trails Conservancy--
(65)                                     Services, Inc. (consulting firm)                       NE Region
                                                                                               Concord-Carlisle
                                                                                                Community Chest
-----------------------------------------------------------------------------------------------------------------------------------
John M. Bulbrook      Trustee            CEO and Treasurer, John M.                   5        John M. Bulbrook
(61)                                     Bulbrook Insurance Agency, Inc.                       Insurance Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Edward E. Burrows     Trustee            Independent consulting actuary-              5        Former Director of Actuarial
(71)                                     employee benefit plans                                Services, Mintz, Levin, Cohn,
                                                                                               Ferris, Glovsky and Popeo,
                                         Formerly Vice President of Actuarial                 PC (law firm/consulting).
                                         Formerly Vice President of Actuarial
                                         Services, Mintz, Levin, Cohn, Ferris,
                                         Glovsky and Popeo, PC (law firm/
                                         consulting)

                                         Formerly President, The Pentad
                                         Corporation (employee benefit
                                         consultants and actuaries).
-----------------------------------------------------------------------------------------------------------------------------------
Joseph J. Caruso      Trustee            Principal, Bantam Group                      5        Boston Micromachines
(61)                  (since 1999)                                                             MicroE Systems
                                                                                               TimeBlaster
                                                                                               American Fantasy Sports
                                                                                               PA Instruments
                                                                                               National Association of
                                                                                                Corporate Directors
                                                                                                (New England Chapter)
                                                                                               WEST (Women Entrepreneurs
                                                                                                in Science and Technology)
-----------------------------------------------------------------------------------------------------------------------------------
Clinton S. Marshall   Trustee            Owner, Coastal CFO Solutions,                5        Northern York County YMCA,
(46)                  (since 2003)       CFO, Fore River Company,                              Biddeford Pool Yacht Club
                                         Finance Director, Northern York                       The Pool Association
                                         County Family YMCA,                                   The Abenakee Club
                                         CFO and Board Member of Great
                                         Works Internet, CFO, Holographix,
                                         CFO, EVibe.com, CFO, HealthWatch
                                         Technologies, Vice President of
                                         Finance, Tom's of Maine.
-----------------------------------------------------------------------------------------------------------------------------------
David A. Umstead      Trustee            President, Cape Ann Capital, Inc.,           5        None
(61)                  (since 2001)       Vice President, Independence
                                         Investment LLC (f/k/a Independence
                                         International Associates, Inc.),
                                         President, Stowflake Townhouse
                                         Owners Association
-----------------------------------------------------------------------------------------------------------------------------------

 * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the Fund's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.
** Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Fund's Statement of Additional Information ("SAI") includes additional information about Fund Trustees and is available, without charge, upon request. To obtain a free copy of the current SAI, please call shareholder services at 1-800-326-2151.


--------------------------------------------------------------------------------

                                  QUANT FUNDS
                              55 Old Bedford Road
                               Lincoln, MA 01773
                                 1-800-326-2151
                               www.QuantFunds.com

                                    Manager

                             Quantitative Advisors
                              55 Old Bedford Road
                               Lincoln, MA 01773

                                    Advisors

  PanAgora Asset Management, Inc. Columbia Partners, LLC, Investment Management
260 Franklin Street, 22nd Floor             1775 Pennsylvania Avenue, N.W.
        Boston, MA 02109                       Washington, D.C. 20006

Polaris Capital Management, Inc.            SSgA Funds Management, Inc.
       125 Summer Street                   State Street Financial Center
        Boston, MA 02110                   One Lincoln Street, 33rd Floor
                                                Boston, MA 02111-2900

                                  Distributor

                        U.S. Boston Capital Corporation
                              55 Old Bedford Road
                               Lincoln, MA 01773

                                   Custodian

                            State Street Kansas City
                            801 Pennsylvania Avenue
      [LOGO]                 Kansas City, MO 64105

QUANT FUNDS                      Transfer Agent

55 Old Bedford Road    Quantitative Institutional Services
                              55 Old Bedford Road
     Lincoln, MA 01773         Lincoln, MA 01773

voice 800-326-2151           Independent Accountants

     fax 781-259-1166      PricewaterhouseCoopers LLP
                                125 High Street
www.QuantFunds.com              Boston, MA 02110

Distributed by U.S. Boston Capital Corp.,
Member NASD, SIPC.










Item 2.  Code of Ethics

    As of the end of the period, March 31, 2004, Quantitative Group of Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Legal Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.


Item 3.  Audit Committee Financial Expert

	The Board of Trustees of Quantitative Group of Funds has determined that Clinton S. Marshall, a member of the Audit
Committee of the Board, is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Marshall is "independent" for purposes of Item 3 of Form N-CSR.


Item 4.  Principal Accountant Fees and Services

	(a) Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection wtih statutory and regulatory filings or engagments for the fiscal years ended March 31, 2003 and March 31, 2004 were $83,000 and $87,150, respectively.

	(b) Audit-Related Fees: The aggregate fees billed for assurance and related services by the principal accountant for the fiscal years ended March 31, 2003 and March 31, 2004 were $2000 and $0, respectively. The fees billed in the fiscal year ended March 31, 2003 were for the completion of SAS 99 Procedures.

	(c) Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended March 31, 2003 and March 31, 2004 were $22,500 and $19,425, respectively. The services rendered were for the review and approval of the Fund's
Annual Form 1120-RIC as well as review of the excise tax estimates and distribution requirements. Additionally the Annual Form 8613 was reviewed. In 2003, a fee of $500 was incurred to review the Fund's after-tax return calculation theory.

	(d) All Other Fees: There were no additional fees billed in the fiscal years ended March 31, 2003 and March 31, 2004 other than those disclosed in paragraphs (a) through (c) of this Item.

	(e)(1) Audit Committee Pre-Approval Polices and Procedures:
The Quantitative Group of Funds; (the "Quant Funds") Audit Committee has established policies and procedures for the pre-approval of the Quant Funds' Auditors engagement for non-audit services to the Quant Funds. Pre-approvals consistent with this policy are considered on an annual basis and consideration is given as to whether such services will not impair the auditor's independence.


	(e)(2)  Percentage of services described in each paragraph
(b) through (d) that were approved by the audit committee:  100%


	(f) Not Applicable

	(g) Not Applicable

	(h) Auditor Independence: The Quant Funds' Audit Committee has considered that the provision of non-audited related services that were rendered is compatible wtih maintaining the Auditor's independence.


Item 5.  Audit Committee of Listed Registrants

	Not Applicable

Item 6.  Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

	Not Applicable

Item 8. Purchases of Equity Securities by Closed-End Management
Investment Companies

	Not Applicable

Item 9.	Submission of Matters to a Vote of Security Holders.

	Not Applicable


Item 10.  Controls and Procedures

	(a) The President and Treasurer have concluded that the Quantitative Group of Fund's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 11.  Exhibits

(a) (1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment
Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quantitative Group of Funds

By:
 /s/Willard L. Umphrey

Willard L. Umphrey
President and Chairman

Date:  June 2, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Willard L. Umphrey

 Willard L. Umphrey
 President and Chairman

Date: June 2, 2004


By:  /s/Leon Okurowski

Leon Okurowski
Treasurer

Date: June 2, 2004



EXHIBIT INDEX

(a)(1)	Code of Ethics
(a)(2)	Certification pursuant to Rule 30a-2(a)
(b)	Certification pursuant to Rule 30a-2(b)